                                                                   EXHIBIT 10.14

                                     LEASE
                                     -----

     THIS LEASE (the "Lease") is made as of October 17th, 2000 (dated for
                      -----
reference purposes only and referred to herein as the "Effective Date") between Maude Avenue Land Corporation, a Delaware corporation (the "Landlord") and Loudcloud, Inc., a Delaware corporation (the "Tenant").

                               BASIC LEASE TERMS
                               -----------------

     1.   Tenant: Loudcloud, Inc., a Delaware corporation

     2. Premises: The entire building (the "Building") located at 1030 Maude Avenue, Sunnyvale, California, and the surface parking lot adjacent to the Building. The land on which the Premises is located is referred to herein as the "Land." The Land and the Building are hereinafter known as the "Property".

     3.   Rentable Square Footage of the Premises and Building: 120,000

     4.   Security Deposit: $23,218,790.00 Letter of Credit

          The amount of the Letter of Credit shall be subject to reduction and/or return to the Tenant in accordance with the terms of this Lease.

     5.   Permitted Use: General office use.

     6.   Tenant's Real Estate Broker: Cornish & Carey Commercial
                                       2804 Mission College Boulevard
                                       Santa Clara, CA 94054

     7.   Landlord's Real Estate Broker: Bailes & Associates
                                         11601 Wilshire Blvd.
                                         Los Angeles, CA 90025

     8. Commencement Date: Substantial Completion of the Landlord Work and delivery of the Premises to Tenant with such governmental approvals, sign-offs or other authorizations which may be necessary for legal occupancy, which date is estimated to be approximately December 1, 2000.

     9. Termination Date: 30 months after Commencement Date, subject to early termination as set forth in the Lease.

     10.  Base Rent:

          Months             Rate       Monthly Rent
          ------------------------------------------

          1-12               $7.60      $912,000.00
          13-24              $7.91      $949,000.00
          25-30              $8.22      $984,000.00

          The first month's Base Rent in the amount of $912,000.00 shall be paid upon execution of the Lease by Tenant.

     11.  Addresses for Notices:

          Landlord:

                    Maude Avenue Land Corporation
                    700 E. Middlefield
                    Mountain View, CA 94043
                    Attention: Jan Collinson

          With a copy to:

                    Jonathan Kennedy, Esq.
                    Shartsis, Friese & Ginsburg LLP
                    One Maritime Plaza, 18th Floor
                    San Francisco, CA 94111

          Tenant:

                    Loudcloud, Inc.
                    599 N. Mathilda Avenue
                    Sunnyvale, CA 94086
                    Attention: Joyce Abel

     1.   LEASE AGREEMENT AND TERM.
          ------------------------

          A. On the terms stated in this Lease, Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, for the Term beginning on the Commencement Date (as determined in accordance with Section 3) and ending on the Termination Date unless extended or sooner terminated pursuant to this Lease.

          B. Within thirty (30) days following the occurrence of the Commencement Date, Landlord and Tenant shall enter into an agreement (which is attached hereto as Rider 1) confirming the Commencement Date and the Termination Date. If Tenant fails to enter into such agreement, then the Commencement Date and the Termination Date shall be the dates designated by Landlord in such agreement.

          C. Landlord shall have the unilateral right, in its sole and absolute discretion, to terminate this Lease by providing Tenant with a six (6) month notice of termination ("Notice of Termination"); provided, however that the date of termination set forth in the Notice of Termination shall not be earlier than the first day of the twenty-fifth (25th) month of the Term.

     2.   RENT.
          ----

          A.   Types of Rent. Commencing on the Commencement Date, Tenant shall
               -------------
pay the following Rent in the form of a check (or via wire transfer) to Landlord pursuant to instructions to be given by Landlord to Tenant prior to the Commencement Date.

               (1)  Base Rent. Base Rent is payable in monthly installments in
                    ---------
advance on or before the first day of each month of the Term in the amount set forth on the Basic Lease Terms.

               (2)  Operating Cost Rent means the Operating Costs for the
                    -------------------
applicable fiscal year of the Lease, paid monthly in advance in an estimated amount. Definitions of Operating Costs and the method for billing and payment of Operating Cost Rent are set forth in this Article 2.

               (3)  Tax Rent means the Taxes for the applicable fiscal year of
                    --------
this Lease, paid semi-annually as set forth in Section 2.B(l) below. A definition of Taxes and the method for billing and payment of Tax Rent are set forth in this Article 2.

               (4)  Additional Rent in the amount of all costs, expenses,
                    ---------------
liabilities, Late Charge (as hereinafter defined) and Default Interest (as hereinafter defined) and all other amounts which Tenant is required to pay under this Lease, excluding Base Rent, Operating Cost Rent, and Tax Rent. Additional Rent shall be due and payable within ten (10) business days of Landlord's invoice therefor, except as expressly provided herein.

               (5)  Rent as used in this Lease means Base Rent, Operating Cost
                    ----
Rent, Tax Rent and Additional Rent. Tenant's agreement to pay Rent is an independent covenant, with no right of setoff, deduction or counterclaim of any kind.

               (6)  Default Interest. Any sum due from Tenant to Landlord not
                    ----------------
paid when due shall bear interest from the date due until paid at the lesser of eighteen percent (18%) per annum or the maximum rate permitted by law ("Default Interest").

               (7)  Late Charge and Interest on Late Payments. If Tenant fails
                    -----------------------------------------
to pay any installment of Rent or other charge to be paid by Tenant pursuant to this Lease when due and payable (collectively referred to herein as a "Late Payment"), then Tenant shall pay a late charge equal to five percent (5%) of the amount of such Late Payment ("Late Charge"). In addition, Tenant shall pay to Landlord Default Interest on any Late Payments of Rent from the date due until paid. Such Late Charge and Default Interest shall constitute Additional Rent due and payable by Tenant to Landlord upon the date of payment of the Late Payment.

     B.   Payment of Operating Cost Rent and Tax Rent.
          -------------------------------------------

               (1)  Payment of Estimated Operating Cost Rent and Tax Rent.
                    -----------------------------------------------------
Landlord shall estimate the Operating Costs and Taxes by April 1 of each fiscal year, or as soon as reasonably possible thereafter. Landlord may revise these estimates whenever it obtains more accurate information, such as an increase in utility or maintenance costs. Within ten (10) days after receiving the original or revised estimate from Landlord, Tenant shall pay Landlord one twelfth (1/12th) of this estimate, multiplied by the number of months (if any) that have elapsed in the applicable fiscal year to the date of such payment including the current month, minus payments previously made by Tenant for the months elapsed. On the first day of each month thereafter, Tenant shall pay Landlord one-twelfth (1/12th) of this estimate, until a new estimate becomes applicable.

               (2)  Correction of Operating Cost Rent. Landlord shall deliver to
                    ---------------------------------
Tenant a report for the previous fiscal year (the "Operating Cost Report") by April 1 of each year, or as soon as reasonably possible thereafter, setting forth (a) the actual Operating Costs incurred, (b) the amount of Operating Cost Rent due from Tenant, and (c) the amount of Operating Cost Rent paid by Tenant. Within thirty (30) days after such delivery, Tenant shall pay to Landlord the amount due minus the amount paid. If the amount paid exceeds the amount due, Landlord shall apply the excess to Tenant's payments of Operating Cost Rent next coming due.

               (3)  Correction of Tax Rent. Landlord shall deliver to Tenant a
                    ----------------------
report for the previous fiscal year (the "Tax Report") by April 1 of each year,
                                          ----------
or as soon as reasonably possible thereafter, setting forth (a) the actual Taxes, (b) the amount of Tax Rent due from Tenant, and (c) the amount of Tax Rent paid by Tenant. Within thirty (30) days after such delivery, Tenant shall pay to Landlord the amount due from Tenant minus the amount paid by Tenant. If the amount paid exceeds the amount due, Landlord shall apply any excess as a credit against Tenant's payments of Tax Rent next coming due.

          C.   Definitions.
               -----------

               (1)  Included Operating Costs. "Operating Costs" means any
                    ------------------------   ---------------
expenses, costs and disbursements of any kind, without duplication, other than Taxes, paid or incurred by Landlord in connection with the management, maintenance, operation, insurance, repair and other related activities in connection with any part of the Property (including the Building and the Premises) and of the personal property, fixtures, machinery, equipment, systems and apparatus used in connection therewith, including the cost of providing those services required to be furnished by Landlord under this Lease and a management fee equal to four percent (4%) of the Base Rent. Operating Costs shall also include the costs of any capital improvements which are intended to reduce Operating Costs or improve safety, and those made to keep the Property in compliance with governmental requirements, or to replace existing capital improvements, facilities and equipment within the Building or the common areas of the Property, such as the resurfacing of the parking areas (collectively, "Included Capital Items"), provided, that the costs of any Included Capital Item
 ----------------------
shall be amortized by Landlord, together with an amount equal to interest at ten percent (10%) per annum, over the estimated useful life of such item and only amortized costs are included in Operating Costs, unless the cost of the Included Capital Item is less than Ten Thousand Dollars ($10,000) in which case it shall be expensed in the year in which it was incurred.

               (2)  Excluded Operating Costs. Operating Costs shall not include:
                    ------------------------

                    (i) costs of capital improvements other than Included Capital Items;

                    (ii) interest and principal payments on mortgages or any other debt costs, or rental payments on any ground lease of the Property;

                    (iii)  real estate brokers' leasing commissions;

                    (iv) legal fees, space planner fees and advertising expenses incurred with regard to leasing the Building;

                    (v) costs or expenditures to the extent which Landlord is reimbursed by others (e.g., insurance proceeds or warranties);

                    (vi)   franchise or income taxes imposed upon Landlord;

                    (vii) the wages of any employee for services not related directly to the management, maintenance, operation and repair of the Property;

                    (viii) costs incurred in connection with the removal of any Hazardous Material, except to the extent caused by the release or emission of the Hazardous Material in question caused or permitted by Tenant or Tenant's agents, contractors, invitees or employees; and

                    (ix) costs to correct any construction defect in the Premises within the 200 day period provided in Section 3(B) hereof, and costs to bring the Building into compliance with any CC&R's or laws existing and enforced against the Building as of the date of Substantial Completion of the Landlord Work (as both terms are defined in Section 3(A) hereof).

               (3)  Taxes. "Taxes" means any and all taxes, assessments and
                    -----   -----
charges of any kind, general or special, ordinary or extraordinary, levied against the Property, which Landlord shall pay or become obligated to pay in connection with the ownership, leasing, renting, management, use, occupancy, control or operation of the Property or of the personal property, fixtures, machinery, equipment, systems and apparatus used in connection therewith. Taxes shall include real estate taxes, personal property taxes, sewer rents, water rents, special or general assessments, transit taxes, ad valorem taxes, and any tax levied on the rents hereunder or the interest of Landlord under this Lease (the "Rent Tax"). Taxes shall also include all fees and other costs and expenses
      --------
paid by Landlord in seeking a refund or reduction of any Taxes, whether or not the Landlord is ultimately successful. Taxes shall also include any assessments or fees paid to any business park owners association, or similar entity, which are imposed against the Property pursuant to any Covenants, Conditions and Restrictions ("CC&R's") recorded against the Land and any installments of
               ------
principal and interest required to pay annual debt service for any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments imposed in connection with any change in ownership or new construction.

     For any year, the amount to be included in Taxes (a) from taxes or assessments payable in installments, shall be the amount of the installments (with any interest) due and payable during such year, and (b) from all other Taxes, shall at Landlord's election be the amount accrued, assessed, or otherwise imposed for such year or the amount due and payable in such year. Any refund or other adjustment to any Taxes by the taxing authority shall apply during the year in which the adjustment is made. Taxes shall not include any net income (except Rent Tax), capital, stock, succession, transfer, franchise, gift, estate or inheritance tax, except to the extent that such tax shall be imposed in lieu of any portion of Taxes. If any particular tax or assessment may be paid in installments, the amount included in Taxes shall be the amount of such installment that is due and payable for the applicable year, whether or not Landlord actually pays such Taxes in full or in installments.

               (4)  Lease Year. "Lease Year" means each consecutive twelve-month
                    ----------   ----------
period beginning with the Commencement Date, except that if the Commencement Date is not the first day of a calendar month, then the first Lease Year shall be the period from the Commencement Date through the final day of the twelve months after the first day of the following month, and each subsequent Lease Year shall be the twelve months following the prior Lease Year.

               (5)  Fiscal Year, "Fiscal Year" means the calendar year, except
                    -----------   -----------
that the first fiscal year and the last fiscal year of the Term may be a partial calendar year.

          D.   Commutation of Base Rent and Rent Adjustment.
               --------------------------------------------

               (1)  Prorations. If this Lease begins on a day other than the
                    ----------
first day of a month, the Base Rent, Operating Cost Rent and Tax Rent shall be prorated for such partial month based on the actual number of days in such month. If this Lease begins on a day other than the first day, or ends on a day other than the last day, of the fiscal year, Operating Cost Rent and Tax Rent shall be prorated for the applicable fiscal year. If any Operating Cost paid in one fiscal year relates to more than one fiscal year, Landlord may proportionately allocate such Operating Cost among the related fiscal years.

               (2)  Rent Adjustments. The square footage of the Premises and the
                    ----------------
Building set forth in the Basic Lease Terms are conclusively deemed to be the actual square footage thereof, without regard to any subsequent remeasurement of the Premises or the Building.

               (3)  Miscellaneous. So long as Tenant is in breach or default of
                    -------------
any obligation under this Lease, whether or not such breach or default is subsequently cured, Tenant shall not be entitled to any refund of any amount from Landlord. If this Lease is terminated for any reason prior to the annual determination of Operating Cost Rent or Tax Rent, either party shall pay the full amount due to the other within fifteen (15) days after Landlord's notice to Tenant of the amount when it is determined. Landlord may commingle any payments made with respect to Operating Cost Rent or Tax Rent, without payment of interest.

     3.   CONSTRUCTION OF INTERIOR IMPROVEMENTS; POSSESSION.
          -------------------------------------------------

          A.   Construction of Interior Improvements. Except for the Substantial
               -------------------------------------
Completion (as hereinafter defined) of the work described in Exhibit A attached
                                                             ---------
hereto and the provision of the furniture, furnishings and equipment described in Exhibit B attached hereto (collectively, "Landlord Work"), which shall be
   ---------
constructed by Landlord at its sole cost and expense, Landlord is leasing the Premises to Tenant "as is," without any obligation to alter, remodel, improve, or decorate any part of the Premises. For the purposes of this Lease, "Substantial Completion" shall mean the completion of the Landlord Work except for minor insubstantial details of construction, decoration or mechanical adjustments which remain to be done and the obtaining of the necessary and the issuance of the City of Sunnyvale of any certificates necessary to allow occupancy of the Premises. In the event of any dispute as to whether Substantial Completion has occurred, the decision of Landlord's architect shall be final and binding on the parties. Notwithstanding the foregoing, Landlord represents and warrants that the Premises, the building operating systems serving the Premises, the roof of the Building and the Landlord Work shall be in good condition and in substantial compliance with all laws as of the Commencement Date, subject to latent defects and the punch list items.

          B.  Tenant's Possession/Condition of Premises and Property. Tenant's
              ------------------------------------------------------
taking possession of any portion of the Premises shall be conclusive evidence that the Premises is in good order, repair and condition, subject only to those "punch list items" noted in writing to Landlord within the thirty (30) day period immediately following the date on which Tenant takes possession of such portion of the Premises, and to latent defects noted in writing to Landlord within the two hundred (200) day period immediately following the date on which Landlord substantially completes the Landlord Work, which punch list items and latent defects as described herein shall be responsibility of Landlord to correct and/or repair in accordance with the terms of this Lease.

          C.  Inability to Give Possession. Landlord shall use commercially
              ----------------------------
reasonable efforts to deliver the Premises to Tenant with the Landlord Work substantially completed on or before December 1, 2000. If the Landlord shall be unable to give possession of the Premises on the estimated Commencement Date, then Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the Base Rent shall not commence until the Premises are made available to Tenant by Landlord, and no failure to give possession on the estimated Commencement Date shall affect the validity of this Lease or the obligations of the Tenant hereunder, provided that the Term shall be extended by the period of time possession is delayed. Notwithstanding the foregoing, in the event that Landlord is unable to deliver the Premises Substantially Complete as of March 1, 2001 (the "Outside Delivery Date"), Tenant shall have a right to terminate this Lease by written notice to Landlord given no later than March 9, 2001. If Tenant delivers its termination notice to Landlord, this Lease shall terminate as of March 15, 2001 unless Landlord is able to deliver the Premises Substantially Complete on or before that date.

          D.  Early Entry. Tenant may enter the Premises prior to the
              -----------
Commencement Date, but only in strict accordance with this subsection 3(D). In no event shall Tenant enter the Premises prior to November 27, 200O. From and after November 27, 2000, Tenant may enter the Premises to install Tenant's trade fixtures and furniture, but only if the scope of work, the fixtures to be installed, the manner and time of such installation, and the contractor performing the installation are approved in writing by Landlord prior to such installation, which approval will not be unreasonably withheld or delayed. Tenant shall have a right to install a security system in the Premises, and notwithstanding the other provisions of this Lease, remove such system at the expiration of the Term, provided that the scope of work, the type of security system, the manner and time of installation and the contractor performing the installation are approved in writing by Landlord prior to such installation, which approval will not be unreasonably withheld or delayed, and further provided that Tenant will be responsible for the entire cost of repairing and restoring the Property after such removal as provided in Section 16 of this Lease. Such early entry shall be without payment of Base Rent and Additional Rent, but shall otherwise be governed by all of the terms and conditions of this Lease, including without limitation the insurance and indemnity obligations.

     4.   SERVICES AND UTILITIES. Landlord represents and warrants that there
          ----------------------
are presently in existence water, sewer, gas and electrical lines and surface drainage systems on the Premises which have been licensed, permitted, completed and installed in accordance with the plans and specifications that were reviewed by Tenant prior to the date hereof. As of the Commencement Date, Tenant shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, WAN and other telecommunications lines and services, sewer service, waste pick-up and any other utilities, materials and services furnished directly to or used by Tenant on or about the Premises during the Term, including without limitation, (i) meter, use and/or connection fees, hook-up fees, or standby fees. Any interruption or cessation of any services or utilities resulting from any causes, including any entry for repairs pursuant to this Lease, and any renovation, redecoration or rehabilitation of any area of the Building shall not render Landlord liable for damages to either person or property or for interruption or loss to Tenant's business, nor be construed as an eviction of Tenant, nor work an abatement of any portion of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof.

     5.   SECURITY DEPOSIT
          ----------------

          A. Tenant concurrently with the execution of this Lease shall provide a letter of credit (the "Letter of Credit") to Landlord in the amount of the Security Deposit, which Letter of Credit shall be substantially in the form of Exhibit C attached to this Lease.
---------

          B. The Letter of Credit, among other provisions, (i) shall be issued by a commercial bank reasonably satisfactory to Landlord ("Issuer"); (ii) shall be payable in the City of San Francisco or the City of San Jose, (iii) shall be an unconditional and irrevocable letter of credit; (iv) shall be freely transferable by Landlord, (v) shall be automatically renewed for successive one year periods; (v) shall provide that it is governed by the Uniform Customs and Practice for Documentary Credits (1993 revisions), International Chamber of Commerce Publication No. 500 and (vi) shall be kept in effect during the entire term of the Lease plus a period of ninety (90) days thereafter. Landlord may only draw upon the Letter of Credit (i) upon a Default (as defined in Section 14 hereof), or (ii) as provided in the Letter of Credit, if the Letter of Credit is not renewed as required under this Lease.

          C. The Letter of Credit may be applied by Landlord to cure, in whole or part, any Default of Tenant under this Lease, and upon notice by Landlord of such application, Tenant shall replenish the Security Deposit in full by paying to Landlord within ten (10) days of demand the amount so applied. Landlord's application of the Security Deposit shall not constitute a waiver of Tenant's Default to the extent that the Security Deposit does not fully compensate Landlord for all losses, damages, costs and expenses incurred by Landlord in connection with such Default and shall not prejudice any other rights or remedies available to Landlord under this Lease or by Law. If converted to cash, Landlord shall not pay any interest on the Security Deposit or to keep the Security Deposit separate from its general accounts. The Security Deposit shall not be deemed an advance payment of Rent or a measure of damages for any Default by Tenant under this Lease, nor shall it be a bar or defense of any action that Landlord may at any time commence against Tenant. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the Security Deposit to the original Tenant, regardless of one or more assignments of this Lease. Upon the transfer of Landlord's interest under this Lease, Landlord's obligation to Tenant with respect to the Security Deposit shall terminate upon transfer to the transferee of the Security Deposit, or any balance thereof. If Tenant shall fully and faithfully comply with all the terms, provisions, covenants, and conditions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant within thirty (30) days after Landlord recovers possession of the Premises or such longer time as may be permissible under Law. Tenant hereby waives any and all rights of Tenant under the provisions of Section 1950.7 of the California Civil Code or other Law regarding security deposits.

          D. Subject to subsection (G) below, provided that Tenant has not committed a Default hereunder, Tenant shall have the right to reduce the Letter of Credit in the following amounts and as of the following dates, by following the procedure provided in subsection (F) below:

              (i) As of the date that is the first day of the seventh (7/th/) month after the IPO Date (as defined in this paragraph), the Letter of Credit may be reduced to $17,414,093. The "IPO Date" shall mean the later of the Commencement Date and the date of any initial public offering of shares of Tenant on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Exchange;

              (ii) As of the date that is the first day of the thirteenth (13/th/) month after the IPO Date, the Letter of Credit may be reduced to $13,060,570;

              (iii) As of the date that is the first day of the nineteenth (19/th/) month after the IPO Date, the Letter of Credit may be reduced to $9,795,428; and

              (iv) As of the date that is the first day of the twenty-fifth (25/th/) month after the IPO Date, the Letter of Credit may be reduced to $7,346,571.

          E. Subject to subsection (G) below, provided that Tenant has not committed a Default hereunder, Tenant shall have the right to reduce the Letter of Credit in the following amounts and as of the following dates, by following the procedure provided in subsection (F) below:

              (i) As of the date that is the first day of the seventh (7/th/) month after the Commencement Date, the Letter of Credit may be reduced to $19,570,790;

              (ii) As of the date that is the first day of the thirteenth (13/th/) month after the Commencement Date, the Letter of Credit may be reduced to $15,922,790;

              (iii) As of the date that is the first day of the nineteenth (19/th/) month after the Commencement Date, the Letter of Credit may be reduced to $12,126,790; and

              (iv)  As of the date that is the first day of the twenty-fifth
(25th) month after the Commencement Date, the Letter of Credit may be reduced to $8,330,790.

          F. As of each date that the Letter of Credit is permitted to be reduced as described above, Tenant shall provide to Landlord a written notice informing Landlord that such condition has been met. Provided Landlord reasonably agrees that the requirements for reduction of the Letter of Credit have been complied with as set forth in this Section, the amount of the Letter of Credit shall be reduced as provided herein, by either an amendment to the Letter of Credit or a replacement Letter of Credit. It shall be the responsibility of Tenant to obtain and pay for any such amendment or replacement Letter of Credit.

          G. Tenant shall be required to elect whether it wants to exercise its rights under subsection (D) or subsection (E) above. In the event Tenant elects to exercise its rights to reduce the Letter of Credit under subsection (D) above, then subsection (E) above shall be of no further force or effect and Tenant shall have no rights to reduce the Letter of Credit under subsection (E). In the event Tenant elects to exercise its rights to reduce the Letter of Credit under subsection (E) above, then subsection (D) above shall be of no further force or effect and Tenant shall have no rights to reduce the Letter of Credit under subsection (D).

     6.   ALTERATIONS.
          -----------

          A.  Landlord's Consent and Conditions. Tenant shall not make any
              ---------------------------------
improvements or alterations to the Premises (the "Work") without in each
                                                  ----
instance submitting plans and specifications for the Work to Landlord and obtaining Landlord's prior written consent, which may be given or withheld in Landlord's sole and absolute discretion. In the event that Landlord consents to such Work, Landlord shall prepare a budget for such Work and, upon Tenant's approval of such budget, Landlord shall perform the Work. Tenant shall pay all costs and expenses of such Work, including Landlord's actual out-of-pocket costs incurred for reviewing of all of the plans and all other items submitted by Tenant, and including paying to Landlord a construction management fee equal to five percent (5%) of the cost of the Work. Payment shall be made within ten (10) business days of Landlord's invoice therefor.

          B.  Ownership. Upon completion, (i) all Work and all furniture (except
              ---------
Tenant's Furniture, as defined below, and except as otherwise agreed in writing by Landlord and Tenant) shall become the property of Landlord, and (ii) Tenant's trade fixtures and furniture installed and paid for by Tenant (except for furniture that is attached to the Work, the Building or any of Landlord's furniture, which attached furniture shall become the property of Landlord) (the "Tenant's Furniture)) and items which Landlord requires Tenant to remove at Tenant's cost at the termination of the Lease shall be the property of Tenant. All Work and all furniture owned by Landlord shall be surrendered to Landlord with the Premises at the termination of the Lease or of Tenant's right to possession, or at Landlord's option (which shall be stated at the time Landlord consents to such Work), shall be removed in accordance with this Article.

          C.  Damage to Systems. Landlord may also at any reasonable time make
              -----------------
any repairs or alterations which Landlord deems necessary for the safety or protection of the Property, or which Landlord is required to make by any court or pursuant to any insurance requirements and all applicable governmental laws, ordinances and regulations ("Governmental Requirements"). The cost of any repairs made by Landlord on
  -------------------------
account of Tenant's Default, or on account of the misuse or neglect by Tenant or its invitees, contractors or agents anywhere in the Building, shall become Additional Rent payable by Tenant on demand.

          D.  No Liens. Tenant has no authority to cause or permit any lien or
              --------
encumbrance of any kind to affect Landlord's interest in the Property; any such lien or encumbrance shall attach to Tenant's interest only. If any mechanic's lien shall be filed or claim of lien made for work or materials furnished to Tenant, then Tenant shall at its expense within ten (10) days thereafter either discharge or contest the lien or claim. If Tenant contests the lien or claim, then Tenant shall (i) within such ten (10) day period, provide Landlord adequate security for the lien or claim, (ii) contest the lien or claim in good faith by appropriate proceedings that operate to stay its enforcement, and (iii) pay promptly any final adverse judgment entered in any such proceeding. If Tenant does not comply with these requirements, Landlord may discharge the lien or claim, and the amount paid, as well as attorney's fees and other expenses incurred by Landlord, shall become Additional Rent payable by Tenant on demand.

          E.  Intentionally Omitted.
              ---------------------

          F.  Removal Upon Termination. Upon the termination of this Lease or
              ------------------------
Tenant's right of possession Tenant shall remove from the Premises and Building its trade fixtures, furniture, moveable equipment and other personal property, any improvements which Landlord elects shall be removed by Tenant pursuant to this Article, and any improvements to any portion of the Property other than the Premises. If Tenant does not timely remove such property, then Tenant shall be conclusively presumed to have, at Landlord's election (i) conveyed such property to Landlord without compensation or (ii) abandoned such property, and Landlord may dispose of or store any part thereof in any manner at Tenant's sole cost, without waiving Landlord's right to claim from Tenant all expenses arising out of Tenant's failure to remove the property, and without liability to Tenant or any other person. Landlord shall have no duty to be a bailee of any such personal property. If Landlord elects abandonment, Tenant shall pay to Landlord, upon demand, any expenses incurred for disposition.

     7.   USE OF PREMISES.
          ---------------

          A.  Limitation on Use. Tenant shall use the Premises only for the
              -----------------
Permitted Use stated in the Basic Lease Terms. Tenant shall not allow any use of the Premises which will negatively affect the cost of coverage of Landlord's insurance on the Property, unless Tenant pays any additional premiums as a result of such use. Tenant shall not permit any nuisance or waste upon the Premises, or allow any offensive noise or odor in or around the Premises. At the end of each business day, or more frequently if necessary, Tenant shall deposit all garbage and other trash (excluding any inflammable, explosive and/or hazardous materials) in trash bins or containers approved by Landlord in locations designated by Landlord from time to time. If any governmental authority shall deem the Premises to be a "place of public accommodation" under the Americans with Disabilities Act or any other comparable law as a result of Tenant's peculiar use, Tenant shall either modify its use to cause such authority to rescind its designation or be responsible for any alterations, structural or otherwise, required to be made to the Building or the Premises under such laws.

          B.  Signs. Tenant shall not place on any portion of the exterior or
              -----
interior of the Building any permanent or semi-permanent sign, placard, lettering, displays or other advertising or communicative material ("Sign") without the prior written approval of Landlord, which approval with respect to a Sign on the exterior of the Building Landlord may give or withhold in its sole discretion, and which approval with respect to a Sign in the interior of the Building Landlord shall not unreasonably withhold. Tenant may put a banner on the Building for a period not to exceed two (2) weeks with Landlord's prior approval, which approval shall not be unreasonably withheld. Landlord shall have the right to reasonably approve the location, design, size and materials of any proposed signage. Subject to Landlord's reasonable approval, Tenant shall have the right, at Tenant's sole cost and expense, to place its name on a monument sign, which monument shall be in a location approved by Landlord. Any approved signs shall strictly conform to all Governmental Requirements and any CC&R's recorded against the Property. Tenant shall, at its sole cost and expense, maintain such signs in good condition and repair. Tenant shall remove the signs upon the termination of the Lease and repair any damage caused to the Property by such removal.

          C.  Parking. Tenant shall have the right to park in the Building's
              -------
parking facilities without the payment of a parking fee (but Operating Costs shall include the cost and expense of the maintenance and operation of such parking facilities) upon terms and conditions as may from time to time be established by Landlord. Landlord shall not be liable to Tenant, nor shall this Lease be affected, if any parking is impaired by moratorium, initiative, referendum, law, ordinance, regulation or order passed, issued or made by any governmental or quasi-governmental body. Tenant shall comply with all Governmental Requirements, including any traffic mitigation requirements imposed by any federal, state or local governmental or quasi-governmental agency or entity.

          D.  Prohibition Against Use of Roof and Structure of Building. Tenant
              ---------------------------------------------------------
shall be prohibited from using all or any portion of the roof of the Building or any portion of the structure of the Building during the Term of this Lease for any purposes (including without limitation for the installation, maintenance and repair of a satellite dish and/or other telecommunications equipment), without the prior written consent of Landlord, which consent Landlord may withhold in its sole discretion. Notwithstanding the foregoing, Tenant shall have a right to install one antenna or satellite dish in a location determined by Landlord on the roof, provided Tenant executes a separate agreement prepared by Landlord concerning Tenant's rights and obligations with respect to such antenna or satellite dish, and further provided that Landlord shall have the right to approve the size of such antenna or satellite dish.

     8.   GOVERNMENTAL REQUIREMENTS AND BUILDING RULES. Tenant shall comply with
          --------------------------------------------
all Governmental Requirements applying to its use of the Premises. Tenant shall also comply with all reasonable rules for the Property which may be established and amended from time to time by Landlord ("Rules and Regulations"). The present Rules and Regulations are set forth in Exhibit D.

     9.   REPAIR AND MAINTENANCE.
          ----------------------

          Landlord shall keep in good order, condition and repair the Building and the Premises, including all Building systems and common areas, and including all utilities and related utility lines and pipes outside of the Building. The costs incurred by Landlord to perform the foregoing obligations shall be "Operating Costs" (as defined in and subject to the terms of Section 2C) and shall be passed through to Tenant. Any damage to any of the foregoing caused by the negligence or willful acts or omissions of Tenant or of Tenant's agents, employees or invitees, or by reason of the failure of Tenant to perform or comply with any terms of this Lease, or caused by Tenant or Tenant's agents, employees or contractors during the performance of any work shall be repaired by Landlord, solely at Tenant's expense, or at Landlord's election, such repairs shall be made by Tenant, at Tenant's expense, with contractors approved by Landlord. Tenant agrees to exercise reasonable efforts to give Landlord prompt notification of the need for any repairs or maintenance; provided that such notification shall not affect Landlord's obligation to perform periodic inspections of the Building during the Lease Term. Tenant waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease.

     10.  INSURANCE; INDEMNIFICATION: WAIVER OF SUBROGATION
          -------------------------------------------------

          A.   Tenant's Insurance. Tenant shall maintain insurance as follows,
               ------------------
with such other terms, coverages and insurers, as Landlord shall reasonably require from time to time:

               (1) Commercial general liability insurance ("CGL"), with (a) contractual liability including the indemnification provisions contained in this Lease, (b) a severability of interest endorsement, (c) limits of not less than One Million Dollars ($1,000,000) combined single limit per occurrence and not less than Two Million Dollars ($2,000,000) in the aggregate for bodily injury, sickness or death, and property damage.

               (2) Property Insurance on a "Special Form" - property form covering the replacement cost of all of Tenant's trade fixtures, equipment and personal property,

               (3) Statutory workers' compensation or similar insurance in form and amounts required by law and employer's liability insurance with a one Million Dollar ($l,000,000) limit, including a waiver of subrogation in favor of the Landlord.

               (4) Owned, non-owned and hired automobile liability coverage in the amount of One Million Dollars ($l,000,000) in a form reasonably acceptable to Landlord.

               (5) A Ten Million Dollar ($l0,000,000) excess liability umbrella policy also covering excess workers compensation and automobile liability required in Subsections 10(A) (l), (3) and (4) above.

     Tenant's insurance shall be primary and not contributory to that carried by Landlord, its agents, or mortgagee. Landlord, and if any, Landlord's building manager or agent, mortgagee and ground lessor shall be named as additional insureds as respects to CGL and automobile liability coverage. The company or companies writing any insurance which Tenant is required to maintain under this Lease, as well as the form of such insurance, shall at all times be subject to

Landlord's written approval. Such insurance companies shall have a A.M. Best rating of AX or better.

               (4) Tenant shall cause any general contractor of Tenant performing Work on the Premises to maintain insurance as follows, with such other terms, coverages and insurers, as Landlord shall reasonably require from time to time: (i)Commercial General Liability Insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement, and contractor's protective liability coverage, to afford protection with limits, for each occurrence, of not less than Five Million Dollars ($5,000,000) with respect to personal injury, death or property damage. Such policy or policies shall also cover any Work which is performed by subcontractors hired by the general contractor and (ii) Workers' compensation or similar insurance in form and amounts required by law. Such insurance shall contain a waiver of subrogation provision in favor of Landlord and its agents.

     Tenant's contractor's insurance shall be primary and not contributory to that carried by Tenant, Landlord, their agents or mortgagees. Tenant and Landlord, and if any, Landlord's building manager or agent, mortgagee or ground lessor shall be named as additional insured on Tenant's contractor's insurance policies.

          D.   Insurance Certificates. Tenant shall deliver to Landlord
               ----------------------
certificates evidencing all insurance required to be maintained by Tenant no later than ten (10) days prior to the Commencement Date. Each certificate will provide for thirty (30) days prior written notice of cancellation, termination or non-renewal to Landlord and Tenant.

          E.   Landlord's Insurance. Landlord shall maintain property insurance
               --------------------
on a "Special Form" - property form on the Building, for the full replacement cost of the Building, including all alterations and tenant improvements and all of Landlord's furniture, with such terms, coverages and conditions as Landlord reasonably determines to be appropriate, the cost of which shall be included in Operating Costs.

          F.   Indemnification. To the fullest extent permissible under
               ---------------
applicable law, Tenant shall indemnify, defend, protect and hold harmless Landlord and its shareholders, officers, directors, employees and agents against any and all claims by any third party for injury to any person or damage to or loss of any property occurring on or about the Property, except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord's agents. Tenant's obligations under this section shall survive the termination of this Lease.

          G.   Waiver of Subrogation. Notwithstanding anything to the contrary
               ---------------------
in this Lease, Landlord and Tenant release each other and their respective agents, employees, successors and assigns from all liability for damage to any property that is actually covered by property insurance in force or which would have been covered by property insurance, had the party obtained insurance required under the terms of this Lease, without regard to the negligence of the entity so released. In addition, Landlord and Tenant agree as follows:

               (i) Landlord agrees that, so long as the same is permitted under the laws of the State of California, it will include in its "Special Form" policies appropriate clauses pursuant to which the insurance companies (i) waive all right of subrogation against Tenant with respect to losses payable under such policies and/or (ii) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. If such waiver and agreement from Landlord's insurer are available only for an additional premium or fee, Tenant agrees to reimburse Landlord for the cost thereof.

               (ii) Tenant agrees to include, so long as the same is permitted under the laws of the State of California, in its "Special Form" insurance policy or policies on Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions of this Lease appropriate clauses pursuant to which the insurance company or companies (i) waive the right of subrogation against Landlord and/or any tenant of space in the Building with respect to losses payable under such policy or policies and/or
 (ii) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies.

     11.  FIRE AND CASUALTY.
          -----------------

          A.   Termination. If a fire or other casualty causes substantial
               -----------
damage to the Building, Landlord shall engage a registered architect to certify to both Landlord and Tenant the amount of time needed to restore the Building to tenantability, using standard working methods without the payment of overtime and other premiums. If the time needed exceeds twelve (12) months from the beginning of the restoration, as certified by Landlord's architect, either Landlord or Tenant may terminate this Lease by notice delivered to the other party within ten (10) business days after Landlord's delivery to Tenant of the architect's certificate. If sufficient insurance proceeds will not be available to Landlord to cover the cost of any restoration to the Building, because (i) the casualty was not required to be insured against by this Lease and was not actually insured, or (ii) of insolvency or financial condition of Landlord's insurance carrier, Landlord may terminate this Lease by written notice to Tenant, unless Tenant elects to cover the shortfall in proceeds and deposits with Landlord 125% of the cost of such shortfall, as reasonably determined by Landlord. Any termination pursuant to this Section 10 shall be effective thirty
(30) days from the date of such termination notice and Rent shall be paid by Tenant to that date, with an abatement for any portion of the space which has been untenantable after the casualty.

          B.   Restoration. If a casualty causes damage to the Building but this
               -----------
Lease is not terminated for any reason, then subject to the rights of any mortgagees or ground lessors, Landlord shall obtain the applicable insurance proceeds and diligently restore the Building subject to then-current Governmental Requirements. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

     12.  EMINENT DOMAIN. If a part of the Property is taken by eminent domain
          --------------
or deed in lieu thereof which is so substantial that the Premises cannot reasonably be used by Tenant for the operation of its business, then either party may terminate this Lease effective as of the date of the taking. Rent shall abate from the date of the taking in proportion to any part of the Premises taken. If there is a temporary taking of a part of the Building which is so substantial that the Premises cannot reasonably be used by Tenant for the operation of its business, then

Rent shall abate from the date of the taking in proportion to any part of the Premises taken. The entire award for a taking of any kind shall be paid to Landlord, and Tenant shall have no right to share in the award, except (i) any separate award made to Tenant for the taking of Tenant's personal property and trade fixtures, or its relocation costs, and (ii) in the event of a temporary taking in which there was no Rent abatement under this Lease, then Tenant shall be entitled to any portion of the award which was intended to compensate Landlord for lost rent during the period of the temporary taking. All obligations accrued to the date of the taking shall be performed by each party.

     13.  RIGHTS RESERVED TO LANDLORD. Landlord may exercise at any time any of
          ---------------------------
the following rights respecting the operation of the Building without liability to Tenant of any kind:

          A.   Name. To change the name of the Building or the Property.
               ----

          B.   Signs. To install, modify and/or maintain necessary and
               -----
reasonably appropriate signs on the exterior and in the interior of the Building or on the Property, provided that Landlord may not install on the exterior of the Building or on the Property a sign with the name of any party other than Tenant; and to approve prior to installation, any of Tenant's signs in the Premises visible from the exterior of the Building.

          C.  Window Treatments. To approve, at its discretion, prior to
              -----------------
installation, any shades, blinds, ventilators or window treatments of any kind, as well as any lighting within the Premises that may be visible from the exterior of the Building.

          D.  Keys. To retain and use passkeys to enter the Premises or any door
              ----
within the Premises in accordance with Section 13E. Tenant shall not alter or add any lock or bolt.

          E.  Access. To have access to the Premises with prior (written or
              ------
telephonic) notice and in accordance with Tenant's reasonable security program procedures (except in the case of an emergency in which case Landlord shall have the right to immediate access) to inspect the Premises, and to perform its obligations, or make repairs, alterations, additions or improvements, as permitted by this Lease.

          F.  Preparation for Reoccpancy. To decorate, remodel, repair, alter or
              --------------------------
otherwise prepare the Premises for reoccupancy at any time after Tenant abandons the Premises, without relieving Tenant of any obligation to pay Rent.

          G.  Heavy Articles. To approve the weight, size, placement and time
              --------------
and manner of movement within the Building of any safe, central filing system or other heavy article of Tenant's property. Tenant shall move its property entirely at its own risk.

          H.  Show Premises. To show the Premises to prospective purchasers,
              -------------
lenders, mortgagees, investors, or rating agencies at any reasonable time, or prospective tenants during the last twelve (12) months of the Term; provided that Landlord gives reasonable prior (written or telephonic) notice to Tenant and does not materially interfere with Tenant's use of the Premises. Landlord shall use commercially reasonable efforts to comply with Tenant's reasonable security measures, during any such entry, except in the event of an emergency.

          I.   Repairs and Alterations. To make repairs or alterations to the
               -----------------------
Property and in doing so transport any required material through the Premises, to close entrances, doors, corridors, elevators and other facilities in the Property, to open any ceiling in the Premises, or to temporarily suspend services or use of "common areas" in the Building. Landlord may perform any such repairs or alterations after reasonable advance notice to Tenant (except in the event of an emergency, when notice shall not be required) during ordinary business hours (except in the event of an emergency), except that Tenant may require any work in the Premises to be done after business hours if Tenant pays Landlord for overtime and any other additional expenses incurred. Landlord may do or permit any work on any nearby building, land, street, alley or way. Landlord and its contractors and agents shall have the right to enter the Building at any time (24 hours a day, 7 days a week) in connection with its rights and obligations under this Lease. Notwithstanding the foregoing, Landlord shall not exercise any of the foregoing rights to the extent doing so would unreasonably interfere with Tenant's use of or access to the Premises. When making any repairs or alterations to the Property, Landlord shall use commercially reasonable efforts to minimize disruption to Tenant's business; provided that in no event will Landlord be required to employ overtime or after-hours workers or to incur additional expenses in order to comply with this Section.

          J.   Landlord's Agents. If Tenant is in Default under this Lease,
               -----------------
possession of Tenant's funds or negotiation of Tenant's negotiable instrument by any of Landlord's agents shall not waive any breach by Tenant or any remedies of Landlord under this Lease.

          K.   CC&R's. Landlord may promulgate and record covenants, conditions
               ------
and restrictions ("CC&R's") which will govern the access, parking, design, signage and other rights of occupants of the Property, so long as such CC&R's do not impose any new payment obligation on Tenant (i.e., a dues requirement) or require Tenant to modify any of the then existing improvements.

     14.  TENANT'S DEFAULT. Any of the following shall constitute a "Default" by
          ----------------
Tenant.

          A.   Rent Default. Tenant fails to pay any Rent within five (5) days
               ------------
after receiving notice that such Rent is past due; provided that (if such notice is delivered in accordance with Section 1161 of the California Code of Civil Procedure) such notice shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure, and further provided that after the second such failure in a calendar year, only the passage of time, but no notice, shall be required to establish a Default in the same calendar year;

          B.   Assignment/Sublease or Hazardous Substances Default. Tenant
               ---------------------------------------------------
defaults in its obligations under Article 16 "Assignment and Sublease" or
Article 17 "Hazardous Material";

          C.   Other Performance Default . Tenant fails to perform any other
               -------------------------
obligation to Landlord under this Lease, and this failure continues for thirty
(30) days after written notice from Landlord (provided that (if such notice is delivered in accordance with Section 1161 of the California Code of Civil Procedure) such notice shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure, and further provided that after the second such failure in a calendar year, only the passage of time, but no notice, shall be required to establish a Default in the same calendar year), except that if Tenant begins to cure its failure within the thirty (30) day period but cannot reasonably complete its cure within such period, then, so long as Tenant continues to diligently attempt to cure its failure, the thirty (30) day period shall be extended to one hundred twenty
(120) days, or such lesser period as is reasonably necessary to complete the cure;

          D.   Credit Default. One of the following credit defaults occurs:
               --------------

               (1) Tenant commences any proceeding under any law relating to bankruptcy, insolvency, reorganization or relief of debts, or seeks appointment of a receiver, trustee, custodian or other similar official for the Tenant or for any substantial part of its property, or any such proceeding is commenced against Tenant and either remains undismissed for a period of sixty (60) days or results in the entry of an order for relief against Tenant which is not fully stayed within seven (7) days after entry;

               (2) Tenant becomes bankrupt, does not generally pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors;

               (3) Any third party obtains a levy or attachment under process of law against Tenant's leasehold interest; and

          E.   Abandonment Default. Tenant abandons the Premises.
               -------------------

          F.   Estoppel Default. Tenant fails to execute, acknowledge and
               ----------------
deliver to Landlord an estoppel certificate within the time frame and as otherwise provided in Section 23 hereof, or a subordination agreement within the time frame and as otherwise provided in Section 19 hereof, and this failure continues for three (3) days after written notice from Landlord (provided that (if such notice is delivered in accordance with Section 1161 of the California Code of Civil Procedure) such notice shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure, and further provided that after the second such failure in a calendar year, only the passage of time, but no notice, shall be required to establish a Default in the same calendar year).

     15.  LANDLORD REMEDIES. Upon a Default, Landlord shall have the following
          -----------------
remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

          A. This Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession by written notice as provided herein, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover Rent as it becomes due under this Lease. In such event, Landlord shall have all of the rights and remedies of a landlord under California Civil Code Section 1951.4 (lessor may continue Lease in effect after Tenant's Default and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations), or any successor statute. During such time as Tenant is in Default, if Landlord has not terminated this Lease by written notice and if Tenant requests Landlord's consent to an assignment of this Lease or a sublease of the Premises, subject to Landlord's option to recapture), Landlord shall not unreasonably withhold its consent to such assignment or sublease. Tenant acknowledges and agrees that in the absence of written notice pursuant to this Article terminating Tenant's right to possession, no other act of Landlord shall constitute a termination of Tenant's right to possession or an acceptance of Tenant's surrender of the Premises, including acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease or the withholding of consent to a subletting or assignment, or terminating a subletting or assignment, if in accordance with other provisions of this Lease.

          B. Landlord may enter the Premises and release them to third parties for Tenant's account for any period, whether shorter or longer than the remaining Term. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Tenant shall pay to Landlord the Rent and other sums due under this Lease on the date the Rent is due, less the rent and other sums received by Landlord from any releasing. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

          C. Landlord may terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date for termination set forth in such notice. Tenant shall immediately vacate the Premises and deliver possession to Landlord, and Landlord may repossess the Premises and may, at Tenant's sole cost, remove any of Tenant's signs and any of its other property, without relinquishing its right to receive Rent or any other right against Tenant. On termination, Landlord has the right to recover from Tenant as damages:

               (1) The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

               (2) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided, plus

               (3) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

               (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be Likely to result therefrom, including, without Limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

          (5) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

     The "worth at the time of award" of the amounts referred to in Sections
          --------------------------
14C(l) and 14C(2) is computed by allowing interest at the maximum rate permitted by law on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Section 14C(3) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any Default of Tenant hereunder.

          D.   Landlord's Remedies Cumulative. All of Landlord's remedies under
               ------------------------------
this Lease shall be in addition to all other remedies Landlord may have at law or in equity. Waiver by Landlord of any breach of any obligation by Tenant shall be effective only if it is in writing, and shall not be deemed a waiver of any other breach, or any subsequent breach of the same obligation. Landlord's acceptance of payment by Tenant shall not constitute a waiver of any breach by Tenant, and if the acceptance occurs after Landlord's notice to Tenant. or termination of the Lease or of Tenant's right to possession, the acceptance shall not affect such notice or termination. Acceptance of payment by Landlord after commencement of a legal proceeding or final judgment shall not affect such proceeding or judgment. Landlord may advance such monies and take such other actions for Tenant's account as reasonably may be required to cure or mitigate any Default by Tenant. Tenant shall immediately reimburse Landlord for any such advance, and such sums shall bear interest at the Default Interest rate until paid.

          E.   WAIVER OF TRIAL BY JURY. EACH PARTY WAIVES TRIAL BY JURY IN THE
               -----------------------
EVENT OF ANY LEGAL PROCEEDING BROUGHT BY THE OTHER IN CONNECTION WITH THIS LEASE. EACH PARTY SHALL BRING ANY ACTION AGAINST THE OTHER IN CONNECTION WITH THIS LEASE IN A FEDERAL OR STATE COURT LOCATED IN CALIFORNIA, CONSENTS TO THE JURISDICTION OF SUCH COURTS, AND WAIVES ANY RIGHT TO HAVE ANY PROCEEDING TRANSFERRED FROM SUCH COURTS ON THE GROUND OF IMPROPER VENUE OR INCONVENIENT FORUM.

          F. Tenant hereby waives any and all rights to relief from forfeiture, redemption or reinstatement granted by Law (including California Civil Code of Procedure Sections 1174 and 1179) in the event of Tenant being evicted or dispossessed for any cause or in the event of Landlord obtaining possession of the Premises by reason of Tenant's Default or otherwise;

          G.   Litigation Costs. Tenant shall pay Landlord's reasonable
               ----------------
attorneys' fees and other costs in enforcing this Lease, whether or not suit is filed.

     16.  SURRENDER.
          ---------

          (a) Upon the expiration or earlier termination of this Lease for any reason, it is Tenant's obligation to surrender the Premises to Landlord in its condition existing as of the Commencement Date, normal wear and tear and damage by fire or other casualty excepted (the "Required Condition"). Except for the removal of Tenant's personal property and trade fixtures, which Tenant shall remove at its sole expense, Landlord shall perform, at the cost and expense of Tenant, the work necessary to restore the Premises to the Required Condition. Tenant shall pay the cost of performing the work necessary to restore the Premises to the Required Condition, together with a construction management fee equal to five percent (5%) of such costs and interest at the Interest Rate from the date of expenditure by Landlord, within ten (10) business days after receiving Landlord's invoice for such work.

          (b) Restoring the Premises to the Required Condition shall include but not be limited to the following: all interior walls repaired and repainted if marked or damaged, all carpets shampooed and cleaned, all broken, marred or nonconforming acoustical ceiling tiles replaced, all windows washed, the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulb or ballasts, the HVAC equipment serviced and repaired by a reputable and licensed service firm acceptable to Landlord, all floors cleaned and waxed and, if Tenant has performed any alterations which Landlord does not elect to retain the removal of such alterations and the restoration of the Premises to its condition prior to their installation. To the extent the cost of restoring the Premises to the Required Condition is increased due to Landlord's failure to maintain the Premises in accordance with the terms of this Lease, Tenant shall not be responsible for such excess cost.

          (c) If Tenant fails to remove any personal property, and such failure continues after the termination of this Lease, Landlord may retain or dispose of such property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall be liable to Landlord for all costs of removal of Tenant's personal property and storage and transportation costs of same, together with a construction management fee equal to five percent (5%) of such costs and interest at the Interest Rate from the date of expenditure by Landlord.

          (d) If the Premises are not surrendered at the termination of this Lease in accordance with this Section 16, Tenant shall indemnify Landlord against all loss or liability, including attorneys' fees and costs, resulting from delay by Tenant in so surrendering the Premises.

     17.  ASSIGNMENT AND SUBLEASE.
          -----------------------

     A.   In General. Tenant shall not, without the prior consent of Landlord in
          ----------
each case, (i) make or allow any assignment or transfer, by operation of law or otherwise, of any part of Tenant's interest in this Lease, (ii) grant or allow any lien or encumbrance, by operation of law or otherwise, upon any part of Tenant's interest in this Lease, (iii) sublet any part of the Premises, or (iv) permit anyone other than Tenant and its employees to occupy any part of the Premises. For purposes of this Article, an assignment shall be deemed to include a change of twenty-five (25%) percent of the shares of Tenant, resulting from any transfer, sale or assignment of shares of stock of Tenant occurring by operation of Law or otherwise if Tenant is a corporation whose shares of stock are not traded publicly, or a transfer or series of transfers of all or substantially all of Tenant's assets. Notwithstanding the foregoing, transfers of stock in a corporation whose shares are traded in the "over-the-counter" market or any recognized national securities exchange shall not constitute an assignment for purposes of this lease, provided that the principal purpose of such transfer or transfers is not to avoid the restrictions on assignment otherwise applicable under this Article. Tenant shall remain primarily liable for all of its obligations under this Lease, notwithstanding any assignment or transfer. No consent granted by Landlord shall be deemed to be a consent to any subsequent assignment or transfer, lien or encumbrance, sublease or occupancy. Tenant shall pay all of Landlord's attorneys' fees in the amount of $l,000.00 and other expenses incurred in connection with any consent requested by Tenant or in reviewing any proposed assignment or subletting. Any assignment or transfer, grant of lien or encumbrance, or sublease or occupancy without Landlord's prior written consent shall be void.

          B.   Landlord's Consent. Subject to Landlord's right to recapture the
               ------------------
Premises or portion of the Premises affected by the assignment or subletting, Landlord will not unreasonably withhold its consent to any proposed assignment or subletting. Without limitation, it shall be reasonable for Landlord to withhold its consent to any assignment or sublease if (i) Tenant is in Default under this Lease, (ii) the financial responsibility, nature of business, and character of the proposed assignee or subtenant are not all reasonably satisfactory to Landlord, (iii) in the reasonable judgment of Landlord the purpose for which the assignee or subtenant intends to use the Premises (or a portion thereof) is inconsistent with the character of the Property or would violate the terms of this Lease, or (iv) the proposed assignee or subtenant is a government entity. The foregoing shall not exclude any other reasonable basis for Landlord to withhold its consent.

          C.   Procedure. Tenant shall notify Landlord of any proposed
               ---------
assignment or sublease at least thirty (30) days prior to its proposed effective date. The notice shall include the name and address of the proposed assignee or subtenant, its corporate affiliates in the case of a corporation and its partners in a case of a partnership, and sufficient information to permit Landlord to determine the financial responsibility and character of the proposed assignee or subtenant. As a condition to any effective assignment of this Lease, the assignee shall execute and deliver in form satisfactory to Landlord prior to the effective date of the assignment, an assumption of all of the obligations of Tenant under this Lease. As a condition to any effective sublease, any subtenant shall execute and deliver in form satisfactory to Landlord prior to the effective date of the sublease, an agreement to comply with all of Tenant's applicable obligations under this Lease, and at Landlord's option, an agreement (except for the economic obligations which subtenant will undertake directly to Tenant) to attorn to Landlord under the terms of the sublease in the event this Lease terminates before the sublease expires. Landlord shall notify Tenant in writing of its approval or disapproval of the proposed sublease or assignment or its decision to exercise its rights under Section 18 (D) within thirty (30) days after receipt of Tenant's Notice (and all required information).

          D.   Recapture. Landlord shall have the right and option to exclude
               ---------
from the Premises covered by this Lease ("Recapture") the space proposed to be sublet or subject to the assignment (except subleases or assignments to an Affiliate that comply with the provisions of subsection F below), effective as of the proposed commencement date of such sublease or assignment. If Landlord elects to recapture, Tenant shall surrender possession of the space proposed to be subleased or subject to the assignment to Landlord on the effective date of recapture of such space from the Premises, such date being the Termination Date for such space. Effective as of the date of recapture of any portion of the Premises pursuant to this section, the Base Rent, the Rentable Square Footage of the Premises, Tenant's share of Operating Costs Rent, Tenant's share of Tax Rent and the allocation of parking spaces shall be adjusted accordingly.

          E.   Excess Payments. If Tenant shall assign this Lease or sublet any
               ---------------
part of the Premises (except subleases or assignments to an Affiliate that comply with the provisions of subsection F below) for consideration in excess of the pro-rata portion of Rent applicable to the space subject to the assignment or sublet, then Tenant shall pay to Landlord as Additional Rent seventy-five percent (75%) of any such excess immediately upon receipt; provided that Tenant shall be first entitled to recover the reasonable costs actually incurred by Tenant in connection with the sublet for leasing commissions and attorneys' fees.

          F.   Assignment to Affiliates. Notwithstanding the foregoing,
               ------------------------
Landlord's consent shall not be required with respect to an assignment or subletting to an Affiliate (as hereinafter defined), provided that (1) the assignee is a reputable entity of good character, (2) a duplicate original duly executed sublease or assignment in a form approved by Landlord shall have been delivered to Landlord at least fifteen (15) days prior to the effective date of any such assignment or subletting (or in the case of a corporate acquisition or merger, within ten (10) days after the first date upon which such corporate acquisition or merger may be announced to the public under applicable law), (3) such assignment or subletting is for a legitimate business purpose and not principally for the purpose of avoiding the restrictions on assignment or subletting otherwise applicable under this Article, and (4) in the case of an assignment, such assignee has a net worth, computed in accordance with generally accepted accounting principles (excluding goodwill and intangible assets) at least equal to or greater than the greater of (a) Tenant's Net Worth as of the date of this Lease and (b) Tenant's Net Worth immediately preceding such assignment. For purposes of this Article, the term "Affiliate" shall mean any
                                                    ---------
entity which controls or is controlled by or under common control with Tenant, a successor corporation related to Tenant by merger, consolidation or nonbankruptcy reorganization, or a purchaser of substantially all of Tenant's assets or substantially all of Tenant's assets located in the Premises, or of substantially all of Tenant's stock, and the term "control" shall mean, in the case of a corporation, ownership or voting control, directly or indirectly, of at least fifty (50%) percent of all the voting stock, and in case of a joint venture, limited liability company, partnership or similar entity, ownership, directly or indirectly, of at least fifty (50%) percent of all the general or other partnership, membership (or similar) interests therein. "Affiliate" shall
                                                               ---------
also include Tenant after a change of twenty-five (25%) percent of the shares of Tenant, resulting from any transfer, sale or assignment of shares of stock of Tenant occurring by operation of Law or otherwise if Tenant is a corporation whose shares of stock are not traded publicly. In the event of an assignment or subletting permitted under this subsection, Tenant shall provide Landlord with ten (10) days' prior notice of any such proposed action together with evidence reasonably satisfactory to Landlord to establish that such entity is an Affiliate, in the case of an assignment, the Net Worth of such entity and an instrument by which such entity shall expressly assume this Lease by an instrument satisfactory to Landlord.

          G. In the event of any sublease or assignment, whether or not with Landlord's consent, Tenant shall not be released or discharged from any liability, whether past, present or future, under this Lease, including any liability arising from the exercise of any renewal or expansion option, to the extent such exercise is expressly permitted by Landlord. Tenant's liability shall remain primary, and in the event of default by any subtenant, assignee or successor of Tenant in performance or observance of any of the covenants or conditions of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said subtenant, assignee or successor. If Landlord grants consent to such sublease or assignment, Tenant shall pay all reasonable attorneys' fees and expenses incurred by Landlord with respect thereto.

          H. If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall, at Landlord's option, within fifteen (15) days following any request by Landlord, obtain and furnish to Landlord the written agreement of such subtenant to the effect that the subtenant will attorn to Landlord and will pay all subrent directly to Landlord.

          18.  HAZARDOUS MATERIALS.

          A. Tenant shall comply with all Environmental Laws (as hereinafter defined) pertaining to Tenant's occupancy and use of the Premises and concerning the proper storage, handling and disposal of any Hazardous Material (as hereinafter defined) introduced to the Premises, the Building or the Property by Tenant or other occupants of the Premises, or their employees, servants, agents, contractors, customers or invitees. Landlord shall comply with all Environmental Laws applicable to the Property other than those to be complied with by Tenant pursuant to the preceding sentence. Tenant shall not generate, store, handle or dispose of any Hazardous Material in, on, or about the Property without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion, except that such consent shall not be required to the extent of Hazardous Material packaged and contained in office products for consumer use in general business offices in quantities for ordinary day-to-day use provided such use does not give rise to, or pose a risk of, exposure to or release of Hazardous Material. In the event that Tenant is notified of any investigation or violation of any Environmental Law arising from Tenant's activities at the Premises, Tenant shall immediately deliver to Landlord a copy of such notice. In such event or in the event Landlord reasonably believes that a violation of Environmental Law exists, Landlord may conduct such tests and studies relating to compliance by Tenant with Environmental Law or the alleged presence of Hazardous Material upon the Premises as Landlord deems desirable, all of which shall be completed at Tenant's expense, if it is determined that Tenant has breached its obligations under this Section. Landlord's inspection and testing rights are for Landlord's own protection only, and Landlord has not, and shall not be deemed to have assumed any responsibility to Tenant or any other party for compliance with Environmental Laws, as a result of the exercise, or non-exercise of such rights. Tenant hereby indemnifies, and agrees to defend, protect and hold harmless, the Indemnitees from any and all loss, claim, demand, action, expense, liability and cost (including attorneys' fees and expenses) arising out of or in any way related to the presence of any Hazardous Material introduced to the Premises during the Lease Term by any party other than Landlord. In case of any action or proceeding brought against the

Indemnitees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel chosen by Landlord, in Landlord's reasonable discretion. Landlord reserves the right to settle, compromise or dispose of any and all actions, claims and demands related to the foregoing indemnity.

          B. "Environmental Law" or "Environmental Laws" mean all laws, statutes, or regulations governing the use, storage, disposal or generation of any Hazardous Material, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, and the Resource Conservation and Recovery Act of 1976, as amended.

          C. "Hazardous Material" means such substances, material and wastes which are or become regulated under any Environmental Law; or which are classified as hazardous or toxic under any Environmental Law; and explosives and firearms, radioactive material, asbestos, polychlorinated biphenyls, and petroleum products.

     19.  SUBORDINATION TO GROUND LEASES AND MORTGAGE.
          -------------------------------------------

          A.   Subordination. Landlord shall have the right to cause this Lease
               -------------
to be subordinate to any future ground lease or mortgage respecting the Building, and any amendments to such ground lease or mortgage, at the election of the ground lessor or mortgagee as the case may be, provided that the mortgagee or ground lessor and Tenant shall enter into a nondisturbance agreement on such mortgagee's or ground lessor's standard form, whereby such mortgagee or ground lessor agrees that notwithstanding such subordination, in the event of foreclosure or deed in lieu thereof, such mortgagee or ground lessor shall recognize Tenant's rights under this Lease, and so long as Tenant is not in Default under this Lease after the expiration of any applicable notice and cure periods, Tenant may remain in possession of the Premises under the terms of this Lease. In the event that any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord; provided such mortgagee or beneficiary recognizes this Lease and Tenant's right to possession of the Premises on the terms contained herein. Tenant shall execute and deliver, within seven (7) days after receipt of written demand by Landlord and in the form reasonably requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such mortgage or deed of trust.

          B. Termination of Ground Lease or Foreclosure of Mortgage. If any ground lease is terminated or mortgage foreclosed or deed in lieu of foreclosure given and the ground lessor, mortgagee, or purchaser at a foreclosure sale shall thereby become the owner of the Building, Tenant shall attorn to such ground lessor or mortgagee or purchaser without any deduction or setoff by Tenant, and this Lease shall continue in effect as a direct lease between Tenant and such ground lessor, mortgagee or purchaser. The ground lessor or mortgagee or purchaser shall be liable as Landlord only during the time such ground lessor or mortgagee or purchaser is the owner of the Building. At the request of Landlord, or any ground lessor or mortgagee, Tenant shall execute and deliver within ten
(10) days of the request any document furnished by the requesting party to evidence Tenant's agreement to attorn.

          C.  Security Deposit. Any ground lessor or mortgagee shall be
              ----------------
responsible for the return of any security deposit by Tenant to the extent the security deposit, if any, is received by such ground lessor or mortgagee.

          D.  Notice and Right to Cure. Tenant agrees to send by registered or
              ------------------------
certified mail to any ground lessor or mortgagee identified in any notice from Landlord to Tenant a copy of any notice of default sent by Tenant to Landlord. If Landlord fails to cure such default within the required time period under this Lease, but ground lessor or mortgagee begins to cure within ten (10) days after such period and proceeds diligently to complete such cure, then ground lessor or mortgagee shall have such additional time as is necessary to complete such cure, including any time necessary to obtain possession if possession is necessary to cure, and Tenant shall not begin to enforce its remedies so long as the cure is being diligently pursued.

     20.  HOLDOVER. Tenant shall have no right to holdover possession of the
          --------
Premises after the expiration or termination of this Lease without Landlord's prior written consent which Landlord may withhold in its sole and absolute discretion. If, however, Tenant retains possession of any part of the Premises after the Term, Tenant shall become a month-to-month tenant for the entire Premises upon all of the terms of this Lease as might be applicable to such month-to-month tenancy, except that Tenant shall pay all of Base Rent at two hundred fifty percent (250%) of the rate in effect immediately prior to such holdover, computed on a monthly basis for each full or partial month Tenant remains in possession. Tenant shall also pay Landlord all of Landlord's direct and consequential damages resulting from Tenant's holdover. No acceptance of Rent or other payments by Landlord under these holdover provisions shall operate as a waiver of Landlord's right to regain possession or any other of Landlord's remedies.

     21.  EXCULPATION OF LANDLORD. Tenant agrees, on its behalf and on behalf of
          -----------------------
its successors and assigns, that any liability or obligation under this Lease shall only be enforced against Landlord's equity interest in the Property up to a maximum of Five Million Dollars ($5,000,000.00) and in no event against any other assets of the Landlord, or Landlord's officers or directors or partners, and that any liability of Landlord with respect to this Lease shall be so limited and Tenant shall not be entitled to any judgment in excess of such amount.

     22.  CONVEYANCE BY LANDLORD. If Landlord shall at any time transfer its
          ----------------------
interest in the Building or this Lease, upon the assumption of this Lease by such transferee, Landlord shall be released of any obligations and Tenant shall look solely to Landlord's successors for performance of such obligations. This Lease shall not be affected by any such transfer.

     23.  ESTOPPEL CERTIFICATE. Tenant shall, within seven (7) days of receiving
          --------------------
a request, execute, acknowledge in recordable form, and deliver to Landlord or its designee a certificate stating, subject to a specific statement of any applicable exceptions, that the Lease as amended to date is in full force and effect, that the Tenant is paying Rent and other charges on a current basis, and that to the best of the knowledge of the certifying party, the other party has committed no uncured defaults and has no offsets or claims. The certifying party may also be required to state the date of commencement of payment of Rent, the Commencement Date, the Termination Date, the Base Rent, the current Operating Cost Rent and Tax Rent estimates, the status of any improvements required to be completed by Landlord, and the amount of any security deposit.

     24.  FINANCIAL STATEMENTS. Within ten (10) days after Landlord's written
          --------------------
request therefor, Tenant shall deliver to Landlord copies of Tenant's most recent audited financial statements. Landlord shall use commercially reasonable efforts to keep such statements confidential, and shall sign a commercially reasonable non-disclosure statement evidencing such agreement by Landlord. Notwithstanding the foregoing, Landlord may show such financial statements to prospective purchasers and lenders, provided such entities sign a commercially reasonable non-disclosure statement.

     25.  FORCE MAJEURE. Neither party shall be in default under this Lease to
          -------------
the extent that it is unable to perform any of its obligations on account of any strike or labor problem, equipment, material, supplies or energy shortages (i.e., such items cannot be obtained at normal costs within a reasonable time because of limited availability), governmental preemption or prescription, national emergency, or any other cause of any kind beyond its reasonable control (provided that the foregoing shall not apply to any monetary obligation) ("Force
                                                                           -----
Majeure").
-------

     26.  NOTICES. All notices, consents, approvals and similar communications
          -------
to be given by one party to the other under this Lease, shall be given in writing, mailed or personally delivered to the parties at the addresses set forth in the Basic Lease Terms or to such other person at such other address as Tenant may designate by notice to Landlord.

Notices shall be sent by personal delivery or by United States certified or registered mail, or by a reputable national overnight courier service, postage prepaid. Mailed notices shall be deemed to have been given on the earlier of actual delivery or three (3) business days after posting in the United States mail in the case of registered or certified mail, and one business day in the case of overnight courier. Notices delivered by personal delivery shall be deemed given on the date of delivery, unless such date is a weekend or holiday, in which event such notice shall be deemed given on the next-succeeding business day.

     27.  QUIET POSSESSION. So long as Tenant shall perform all of its
          ----------------
obligations under this Lease, Tenant shall enjoy peaceful and quiet possession of the Premises, free of any person claiming by, through or under Landlord, subject to all of the terms of this Lease.

     28.  REAL ESTATE BROKER. Tenant represents to Landlord that Tenant has not
          ------------------
dealt with any real estate broker with respect to this Lease except for any broker(s) listed in the Basic Lease Terms, and no other broker is in any way entitled to any broker's fee or other payment in connection with this Lease. Tenant shall indemnify and defend Landlord against any claims by any other broker or third party claiming under Tenant for any payment of a leasing commission, finder's fee or similar payment in connection with this Lease. Landlord shall indemnify and defend Tenant against any claims by any other broker or third party claiming under Landlord for any payment of a leasing commission, finder's fee or similar payment in connection with this Lease. Landlord shall pay the commissions to the brokers identified in the Basic Lease Terms pursuant to a separate agreement.

     29.  MISCELLANEOUS.
          -------------

          A.  Successors and Assigns. Subject to the limits on Tenant's
              ----------------------
assignment contained herein, the provisions of this Lease shall be binding upon and inure to the benefit of all successors and assigns of Landlord and Tenant.

          B.  Date Payments are Due. Except for payments of Base Rent or
              ---------------------
payments to be made by Tenant under this Lease which are due upon demand, Tenant shall pay to Landlord any amount for which Landlord renders a statement of account within thirty (30) days of Landlord's delivery of Landlord's statement.

          C.  Meaning; of "Landlord," "Re-Entry," and "including".  The term
              ---------------------------------------------------
"Landlord" means only the owner of the Building and the lessor's interest in this Lease from time to time. The words "re-entry" and "re-enter" are not restricted to their technical legal meaning. The words "including" and similar words shall mean including, without limitation.

          D.  Time of the Essence. Time is of the essence of each provision of
              -------------------
this Lease.

          E.  No Option. This document shall not be effective for any purpose
              ---------
until it has been executed and delivered by both parties.

          F.  Severability. The unenforceability of any provision of this Lease
              ------------
shall not affect any other provision.

          G.  Governing Law. This Lease shall be governed in all respects by the
              -------------
laws of the State of California.

          H.  No Oral Modification. No modification of this Lease shall be
              --------------------
effective unless it is a written modification signed by both parties.

          I.  Landlord's Right to Cure. Landlord may cure any Default by Tenant
              ------------------------
and any expenses incurred by Landlord in connection with the exercise of such cure shall become Additional Rent due from Tenant on demand by Landlord.

          J.  Captions. The captions used in this Lease shall have no effect on
              --------
the construction of this Lease.

          K.  Authority. Landlord and Tenant each represents to the other that
              ---------
it has full power and authority to execute and perform this Lease.

          L.  Landlord's Enforcement of Remedies. Landlord may enforce any of
              ----------------------------------
its remedies under this Lease either in its own name or through an agent.

          M.  Entire Agreement. This Lease, together with all Appendices,
              ----------------
constitutes the entire agreement between the parties. No representations or agreements of any kind have been made by either party which are not contained in this Lease.

          N.  Landlord's Title. Landlord's title shall always be paramount to
              ----------------
the interest of the Tenant, and nothing in this Lease shall empower Tenant to do anything which might in any way impair Landlord's title.

          O.  Light and Air Rights. Landlord does not grant in this Lease any
              --------------------
rights to light and air in connection with Property.

          P.  Singular and Plural. Wherever appropriate in this Lease, a
              -------------------
singular term shall be construed to mean the plural where necessary, and a plural term the singular. For example, if at any time two parties shall constitute Landlord or Tenant, then the relevant term shall refer to both parties together.

          Q.  No Construction Against Drafting Party. The rule of construction
              --------------------------------------
that ambiguities are resolved against the drafting party shall not apply to this Lease.

          R.  Survival. All obligations of Landlord and Tenant under this Lease
              --------
shall survive the termination of this Lease.

          S.  Building Manager and Service Providers. Landlord may perform any
              --------------------------------------
of its obligations under this Lease through its employees or third parties hired by the Landlord.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date set forth above.

                               LANDLORD:

                               MAUDE AVENUE LAND CORPORATION, a Delaware corporation

                               By: /s/ Steven K. Shevick
                                  -----------------------------------
                               Print Name: STEVEN K. SHEVICK
                                          ---------------------------
                               Print Title: PRESIDENT
                                           --------------------------

                               TENANT:

                               LOUDCLOUD, INC.,
                               a Delaware corporation


                               By: /s/ Roderick Sherwood III
                                  -----------------------------------
                               Print Name: RODERICK SHERWOOD
                                          ---------------------------
                               Print Title: CFO
                                           --------------------------

                               By:___________________________________
                               Print Name: __________________________
                               Print Title: _________________________

                                   EXHIBIT A

                                 LANDLORD WORK

Work described in the following plans, which Landlord hand delivered to Melinda Carlisle on October 5, 2000:

Title/Description and Plan Date
-------------------------------

Plans and Specifications for 1030 Maud Avenue:

Furniture Installation plans 9/19/00 1st floor

Furniture Installation plans 9/20/00 2nd floor

Site plan set 3/13/00

Cafeteria 7/19/00

Interior Improvements 8/20/00

T.I. Electrical Specs 6/12/00

T.I. Mechanical Specs 6/12/00

Interior Improvement Specs 5/3l/00

                                   EXHIBIT B
                     FURNITURE, FURNISHINGS AND EQUIPMENT
                                [See Attached]

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------
1030 MAUDE AVENUE
--------------------------------------------------------
EQUIPMENT INVENTORY
--------------------------------------------------------
NOVEMBER 2000
--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------
ITEM                                        QUANTITY
--------------------------------------------------------

--------------------------------------------------------
3 X 4 WHITEBOARD                                 115
--------------------------------------------------------

--------------------------------------------------------
8 X 4 WHITEBOARD                                  19
--------------------------------------------------------

--------------------------------------------------------
PROJECTION SCREEN                                 12
--------------------------------------------------------

--------------------------------------------------------
CHAIRMATS                                        425
--------------------------------------------------------

--------------------------------------------------------
UNDER COUNTER FRIDGE                               3
--------------------------------------------------------

--------------------------------------------------------
STAND UP FRIDGE                                    3
--------------------------------------------------------

                     [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]

                                     A c k n o w l e d g e m e n t      PAGE:1

                                                     SHIP TO:

REBECCA SCAVONE                                      REBECCA SCAVONE
SYNOPSYS                                             SYNOPSYS
700 EAST MIDDLEFIELD RD                              1030 MAUDE AVENUE
MOUNTAIN VIEW, CA 94043-4033                         BLDG. 4, RECEPTION STATION
650 584-1457                                         SUNNYVALE, CA 94086
                                                     650 584-1457
                                               Terms: NET 30 DAYS

--------------------------------------------------------------------------------
ORDER NO.        DATE      CUSTOMER'S P.O. NO.  CUSTOMER NO.      SALESPERSON
--------------------------------------------------------------------------------

0000072235    l0/10/00       117318            0000282776         BRENDA ZIGENIS

---------------------------------------------------------------------------------------------------------------
???INE  QUANTITY   CATALOG NO./VENDOR        D E S C R I P T I O N                       UNIT SELL   EXTENSION
===============================================================================================================
                            Special Instructions
                         RECEPTION STATION - 1ST FLOOR

001        2        *HFP-3637-B*         STRAIGHT FABRIC PANEL POWER
                    HAWORTH, INC.        36" X 37" , FP-OAF, FP- OAF, TR- OOJ, TR- OOJ


002        1        *HFP-4237-B*         STRAIGHT FABRIC PANEL POWER
                    WORTH, INC.          42" X 37" , FP- OAF, FP- OAF, TR- OOJ, TR- OOJ


003        3        *HFP-4837-B*         STRAIGHT FABRIC PANEL POWER
                    HAWORTH, INC.        48" X 37" , FP- OAF, FP- OAF, TR- OOJ, TR- OOJ


004        1        *BFM-1-B             BASE FEED MODULE,HARDWIRE
                    HAWORTH, INC.        (B)

005        1        PCC-90-B             90 DEG. POWER CONNECTOR COVER
                    HAWORTH, INC.        4" (BOX OF 6)
                                         (B) , TR- OOJ

006        1        PRD-3-B              DUPLEX RECEPTACLES (BOX OF 6)
                    HAWORTH, INC.        (B) , TR- OOJ

007        1        HWSP-3029-L          WORK SURFACE SUPPORT PANEL 30"
                    HAWORTH, INC.        (L) , HP- 035

008        1        HWSP-3029-R          WORK SURFACE SUPPORT PANEL 30"
                    HAWORTH, INC.        (R) , HP- 03J

009        1        PPD-18               PENCIL DRAWER
                    HAWORTH, INC.

010        1        *WRCS-430*           90 DEG. CORNER WORK SURFACE
                    HAWORTH, INC.        W/O KEYBOARD 48" X 30"
                                         OH- 03J, TR- OOJ, TR- OOJ
-------------------------------------------------------------------------------------------------------

                     [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]

                                     A c k n o w l e d g e m e n t      PAGE:2

                                                     SHIP TO:

REBECCA SCAVONE                                      REBECCA SCAVONE
SYNOPSYS                                             SYNOPSYS
700 EAST MIDDLEFIELD RD                              1030 MAUDE AVENUE
MOUNTAIN VIEW, CA 94043-4033                         BLDG. 4, RECEPTION STATION
650 584-1457                                         SUNNYVALE, CA 94086
                                                     650 584-1457
                                               Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
    ORDER NO.          DATE                CUSTOMER'S P.O. NO.        CUSTOMER NO.                    SALESPERSON
---------------- ------------------ ----------------------------- ----------------------- ------------------------------------------
    0000072235         10/10/00       117318                      0000282776               BRENDA ZIGENIS
------ --------------- ----------------------------- -------------------------------------- ------------------ ---------------------
LINE       QUANTITY          CATALOG NO./VENDOR                 DESCRIPTION                      UNIT SELL        EXTENSION
------ --------------- ----------------------------- -------------------------------------- ------------------ ---------------------
0011         1           *WS-4230*                    REGULAR WORK SURFACE 42" X 30"
                         HAWORTH, INC.                (_) ,OH- 03J ,TR- OOJ ,TR- OOJ

0012         1           *WS-430*                     REGULAR WORK SURFACE 48" X 30"
                         HAWORTH, INC.                (_) ,OH- 03J ,TR- OOJ, TR- 00J

0013         1           WS-630                       REGULAR WORK SURFACE  72" X 30"
                         HAWORTH, INC.                ( ) ,OH- 03J ,TR- OOJ ,TR- OOJ

0014         1           LFRS-242-LDCF                2-HI LATERAL FILE, RADIUS CASE
                         HAWORTH, INC.                42 INCHES
                                                      (LDCF) ,TR- OOJ ,TR- OOJ

1015         1           PDS-24-HLN                   SUSPENDED PEDESTAL DRAWER 24"
                         HAWORTH, INC.                (HLN) ,TR- OOJ




                                                               ***END OF ORDER***


------------------------------------------------------------------------------------------------------------------------------------

                    [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]

                                     A c k n o w l e d g e m e n t      PAGE: 1

                                                   SHIP TO:

REBECCA SCAVONE                                    REBECCA SCAVONE
SYNOPSYS                                           SYNOPSYS
700 EAST MIDDLEFIELD RD                            1030 MAUDE AVENUE
                                                   BLDG. 4, 1st Floor, Phase 1
MOUNTAIN VIEW, CA 94043-4033                       SUNNYVALE, CA 94086

650 548-1457                                           650 548-1457
                                                Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
    ORDER NO.          DATE                CUSTOMER'S P.O. NO.        CUSTOMER NO.                    SALESPERSON
---------------- ------------------ ----------------------------- ----------------------- ------------------------------------------
    0000072244         10/10/00       117318                      0000282776               BRENDA ZIGENIS
------ --------------- ----------------------------- -------------------------------------- ------------------ ---------------------
LINE       QUANTITY          CATALOG NO./VENDOR                 DESCRIPTION                      UNIT SELL        EXTENSION
------ --------------- ----------------------------- -------------------------------------- ------------------ ---------------------
                                                      Special Instructions
                                            ----------                     ----------
                                            HAWORTH - SVA, 1ST FLOOR, PHASE 1

0001         3         *EFN-242-B* (B), FP-            STRAIGHT FABRIC PANEL NO-POWER
                       HAWORTH, INC.                    24" X 42"
                                                        (B), FP- AF, FP- AF, TR- J, TR- J,
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

            49         *EFN-266-B*                     STRAIGHT FABRIC PANEL NO-POWER
                       HAWORTH, INC.                    24" X 66"
                                                        (B) ,FP- OAF, FP- OAF, TR- J, TR- J,
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

0003         1         *EFN-3066-B*                    STRAIGHT FABRIC PANEL NO-POWER
                       HAWORTH, INC.                    30" X 66"
                                                       (B) , FP- OAF, FP- OAF, TR- J, TR- J,
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

0004        28         *EFN-366-B*                     STRAIGHT FABRIC PANEL NO-POWER
                       HAWORTH, INC.                    30" X 66"
                                                       (B) , FP- OAF ,FP- OAF , TR- 00J ,TR- 00J
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

0005        5          *EFN-442-B*                     STRAIGHT FABRIC PANEL NO-POWER
                       HAWORTH, INC.                    48" X 42"
                                                       (B) , FP- OAF ,FP- OAF , TR- 00J ,TR- 00J
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

0006       43          *EFN-466-B*                     STRAIGHT FABRIC PANEL NO-POWER
                       HAWORTH, INC.                    48" X 66"
                                                       (B) , FP- OAF ,FP- OAF , TR- 00J ,TR- 00J
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

            3          *EFP-266-B*                     STRAIGHT FABRIC PANEL POWER
                       HAWORTH, INC.                    24" X 66"
                                                       (B) , FP- OAF ,FP- OAF , TR- 00J ,TR- 00J
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

------------------------------------------------------------------------------------------------------------------------------------

                     [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]

                                     A c k n o w l e d g e m e n t        PAGE:


                                                 SHIP TO:

REBECCA SCAVONE                                  REBECCA SCAVONE
SYNOPSYS                                         SYNOPSYS
700 EAST MIDDLEFIELD RD                          1030 MAUDE AVENUE
                                                 BLDG 4, 1ST FLOOR, PHASE 1
MOUNTAIN VIEW, CA 94043-4033                     SUNNYVALE, CA 94086

650 548-1457                                     650 548-1457
                                          Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
    ORDER NO.          DATE                CUSTOMER'S P.O. NO.        CUSTOMER NO.                    SALESPERSON
---------------- ------------------ ----------------------------- ----------------------- ------------------------------------------
    0000072244         10/10/00       117318                      0000282776               BRENDA ZIGENIS
------ --------------- ----------------------------- --------------------------------------------- ------------------ --------------
LINE       QUANTITY          CATALOG NO./VENDOR                 DESCRIPTION                           UNIT SELL         EXTENSION
------ --------------- ----------------------------- --------------------------------------------- ------------------ --------------

0008        5          *EFP-442-B*                    STRAIGHT FABRIC PANEL POWER
                       HAWORTH, INC.                  48" X 42"
                                                      (B) ,FP- OAF ,FP- OAF ,TR- OOJ  ,TR- OOJ
                                          Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

0009       55          *EFP-466-B*                    STRAIGHT FABRIC PANEL POWER
                       HAWORTH, INC.                  48" X 66"
                                                      (B) ,FP- OAF ,FP- OAF ,TR- OOJ ,TR- OOJ
                                          Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

0010        5          *FPFC-42-B*                    90 DEG. FABRIC FINISH POST 42"
                       HAWORTH, INC.                  (B) ,FP- OAF ,TR- OOJ ,TR- OOJ
                                          Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

0011       12          *FPFC-66-B*                    90 DEG. FABRIC FINISH POST 66"
                       HAWORTH, INC.                  (B) ,FP- OAF ,TR- OOJ ,TR- OOJ
                                          Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

0012        2          *FPFS-42-B*                    180 DEG FABRIC FINISH POST 42"
                       HAWORTH, INC.                  (B) ,FP- OAF ,TR- OOJ ,TR- OOJ
                                          Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

0013       27          *FPFS-66-B*                    180 DEG FABRIC FINISH POST 66"
                       HAWORTH, INC.                  (B)      ______ POWER BASE
                                                      (B), FP- OAF, TR- J,
                                          Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

0014       15          PRD-3-B                        DUPLEX RECEPTACLES (BOX OF 6)
                       HAWORTH, INC.                  (B) ,TR- OOJ
                                          Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

0015        5          TFM-6-B                        TOP FEED MODULE 68" FOR PANEL
                       HAWORTH, INC.                  HEIGHT 64" & 68"
                                                      (B) ,TR- OOJ ,TR- OOJ
                                          Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

------------------------------------------------------------------------------------------------------------------------------------

                     [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]

                                     A c k n o w l e d g e m e n t        PAGE:


                                                 SHIP TO: -

REBECCA SCAVONE                                  REBECCA SCAVONE
SYNOPSYS                                         SYNOPSYS
700 EAST MIDDLEFIELD RD                          1030 MAUDE AVENUE
                                                 BLDG. 4, 1st FLOOR, PHASE 1
MOUNTAIN VIEW, CA 94043-4033                     SUNNYVALE, CA 94086

650 548-1457                                     650 548-1457
                                          Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
    ORDER NO.          DATE                CUSTOMER'S P.O. NO.        CUSTOMER NO.                    SALESPERSON
---------------- ------------------ ----------------------------- ----------------------- ------------------------------------------
    0000072244         10/10/00       117318                      0000282776               BRENDA ZIGENIS
------ --------------- ----------------------------- --------------------------------------------- ------------------ --------------
LINE       QUANTITY          CATALOG NO./VENDOR                 DESCRIPTION                           UNIT SELL         EXTENSION
------ --------------- ----------------------------- --------------------------------------------- ------------------ --------------

0016       58          *FDRF-4*                        REG. FLIPPER DOOR - FABRIC 48"
                       HAWORTH, INC.                   (_) ,HC- 03J ,R5-AP5 ,TR- OOJ ,TR- OOJ
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

0017        6          HTB-4811                        TACKBOARD 48" X 11"
                       HAWORTH, INC.                   ,3A- 022.
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

0018       50          HTB-4816                        TACKBOARD 48" X 16"
                       HAWORTH, INC.                   ,3A- 022
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

0019        2          HTB-4833                        TACKBOARD 48" X 33"
                       HAWORTH, INC.                   ,3A- 022
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

0020       48          HTL-0048-T                      TASK LIGHT 48"
                       HAWORTH, INC.                   (T) ,TR- OOJ
                                          Tag For:     PHASE l, BLDG. 4, FIRST FLOOR

0021       16          HTL-0054-T                      TASK LIGHT 54"
                       HAWORTH, INC.                   (T) ,TR- OOJ
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

0022       58          SR-4                            REGULAR SHELF 48"
                       HAWORTH, INC.                   ,OV- 03J ,TR- OOJ ,TR- OOJ
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

0023       12          HWSP-3029-L                     WORK SURFACE SUPPORT PANEL 30"
                       HAWORTH, INC.                   (L) ,HP- 03J
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

0024       17          HWSP-3029-R                     WORK SURFACE SUPPORT PANEL 30"
                       HAWORTH, INC.                   (R) ,HP- 03J
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

------------------------------------------------------------------------------------------------------------------------------------

[LOGO]
[LETTERHEAD OF CONTRACT OFFICE GROUP]
                                    A c k n o w l e d g e m e nt           PAGE:


                                                     SHIP TO:

REBECCA SCAVONE                                      REBECCA SCAVONE
SYNOPSYS                                             SYNOPSYS
700 EAST MIDDLEFIELD RD                              1030 MAUDE AVENUE
                                                     BLDG 4, 1ST FlOOR, PHASE 1
MOUNTAIN VIEW, CA 94043-4033                         SUNNYVALE, CA 94086

650 548-1457                                                      650 548-1457
                                                          Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
   ORDER NO.             DATE           CUSTOMER'S P.O. NO.          CUSTOMER NO.                      SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------
     0000072244         l0/l0/00      117318                         0000282776              BRENDA ZIGENIS
====================================================================================================================================
LINE       QUANTITY          CATALOG NO./VENDOR                   D E S C R I P T I O N                       UNIT SELL    EXTENSION
====================================================================================================================================
 0025            27             *WRCS-430*             90 DEG. CORNER WORK SURFACE
                                HAWORTH, INC.          W/O KEYBOARD 48" X 30",
                                                       H-3J,  TR-J, TR-J,
                                           Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

 0026             4             *WS-424*               REGULAR WORK SURFACE 48" X 24"
                                HAWORTH, INC.          (_)       W/O GROMMET,
                                                       H-3J,  TR-J,
                                           Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

 0027            31             WS-430                REGULAR WORK SURFACE 48" X 30"
                                HAWORTH, INC.          (_)       W/O GROMMET,
                                                       H-03J,  TR-J,
                                           Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

 0028            27              WS-430-R2             REGULAR WORK SURFACE 48" X 30"
                                 HAWORTH, INC.         (R2), OH- 03J,  TR- OOJ, TR- OOJ
                                           Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

 0029            11              PDM-24-JLN            MOBILE PEDESTAL DRAWER 24"
                                 HAWORTH, INC.         (JLN) , TR- OOJ
                                           Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR

 0030            38              PDS-24-HLN            SUSPENDED PEDESTAL DRAWER 24"
                                 HAWORTH, INC.         (HLN), TR- OOJ
                                           Tag For:    PHASE 1, BLDG. 4, FIRST FLOOR


 0031            27              PDS-24-JLN            SUSPENDED PEDESTAL DRAWER 24"
                                 HAWORTH, INC.         (JLN) , TR- OOJ
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR

 0032            16              *SSDT-3360-F*         VERT. STOR. UNIT, CLOSED BACK,
                                 HAWORTH, INC.         FLIPPER DOOR, 33" X 60"
                                                       (F) ,3A- 022 , R5- AP5, HP- 035, TR- OOJ
                                          Tag For:     PHASE 1, BLDG. 4, FIRST FLOOR


------------------------------------------------------------------------------------------------------------------------------------

[LOGO]
Contract Office Group
931 Cadillac Court           A c k n o w l e d g e m e n t                 PAGE:
Milpitas, CA 95035
Tel 408-262-6400
Fax 408-262-1193

                                                  SHIP TO:

REBECCA SCAVONE                                   REBECCA SCAVONE
SYNOPSYS                                          SYNOPSYS
700 EAST MIDDLEFIELD RD                           1030 MAUDE AVENUE
                                                  BLDG 4, 1ST FlOOR, PHASE 1
MOUNTAIN VIEW, CA 94043-4033                      SUNNYVALE, CA 94086

650 548-1457                                                      650 548-1457
                                                          Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
   ORDER NO.             DATE           CUSTOMER'S P.O. NO.          CUSTOMER NO.                      SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------
     0000072244         l0/l0/00      117318                         0000282776              BRENDA ZIGENIS
====================================================================================================================================
LINE       QUANTITY       CATALOG NO./VENDOR                       D E S C R I P T I O N                        UNIT SELL  EXTENSION
====================================================================================================================================

 0033           11       *INQ53043LINE1*                    TRANSITIONAL DESK - 30" x 60"
                         HAWORTH, INC.
                                                            ,(OR), (2), OH- 03J, (1), TR- J, TR- J
                                            Tag For:        PHASE 1, BLDG. 4, FIRST FLOOR

 0034           11       *INQ53043LINE6*                    TRANSITIONAL DESK - 30" X 60"
                         HAWORTH, INC.                      W/ DMS-1 HOLE IN UPPER RIGHT HAND CORNER,
                                                            (OL), (2), OH- 03J, (l), TR- J, TR- J
                                            Tag For:        PHASE 1, BLDG. 4, FIRST FLOOR

 0035           27       *6650-2104*,                       5 x 12 SHEET OF LAMINATE
                         HAWORTH, INC.                      LAM; H-3J
                                                            H-3J
                                            Tag For:        PHASE 1 & 3, BLDG. 4, FIRST FLOOR

 0036          207       *4320-6101*,                       207 YARDS, NICKEL FABRIC
                         HAWORTH, INC.
                                                            3A-06
                                            Tag For:        PHASE 3,  BLDG. 4, FIRST FLOOR

 0037         1400       *7080-1301*                        1,400  FEET OF T-MOLDING, GRAPHITE, TR-J
                         HAWORTH, INC.                      SHIPPING TO J.B. ENGINEERING,
                                                            TR-J,
                                            Tag For:        PHASE 1 & 3, BLDG. 4, FIRST FLOOR
                                                            FOR CORNER CRANKS IN OFFICES AND KIDNEY
                                                            TABLES




                                                                           ***END OF ORDER***


------------------------------------------------------------------------------------------------------------------------------------

          [LOGO]
          [LETTERHEAD OF CONTRACT OFFICE GROUP]        A c k n o w l e d g e m e n t        PAGE: 3




                                                            SHIP TO:

     REBECCA SCAVONE                                        REBECCA SCAVONE
     SYNOPSYS                                               SYNOPSYS
     700 EAST MIDDLEFIELD RD                                1030 MAUDE AVENUE
                                                            BLDG.4, 1ST FLOOR, PHASE 3
     MOUNTAIN VIEW, CA 94043-4033                           SUNNYVALE, CA 94086

     650 548-1457                                           650 584-1457
                                                    Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
  ORDER NO.         DATE           CUSTOMER'S P.O. NO.        CUSTOMER NO.                  SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------

    0000072246    10/10/00      117318                        0000282776       BRENDA ZIGENIS
====================================================================================================================================
LINE    QUANTITY    CATALOG NO./VENDOR                      DESCRIPTION                              UNIT SELL             EXTENSION
====================================================================================================================================
                                 _______              Special Instructions________________
                                 HAWORTH              -SV4 1ST FLOOR, PHASE 3
                                                      1ST HALF OF ORDER

 0001        22     *EFN-242-B*                       STRAIGHT FABRIC PANEL NO-POWER
                    HAWORTH, INC.                      24" X 42"
                                                      (B) ,FP- OAF ,FP- OAF, TR- OOJ, TR- OOJ
                                 Tag For:             PHASE 3, BLDG. 4, FIRST FLOOR

 0002       177     *EFN-266-B*                       (B) ,FP- STRAIGHT FABRIC PANEL NO-POWER
                    HAWORTH, INC.                      24" X 66"
                                                      (B) $,FP- OAF ,FP- OAF, TR- OOJ, TR- OOJ
                                 Tag For:             PHASE 3, BLDG. 4, FIRST FLOOR

 0004        89     *EFN-366-B*                       (B) ,FP- STRAIGHT FABRIC PANEL NO-POWER
                    HAWORTH, INC.                      36" X 66"
                                                      (B) ,FP- OAF ,FP- OAF, TR- OOJ, TR- OOJ
                                 Tag For:             PHASE 3, BLDG. 4, FIRST FLOOR

 0005        24      *EFN-442-B*                      STRAIGHT FABRIC PANEL NO-POWER
                     HAWORTH, INC.                     48" X 42"
                                                      (B) ,FP- OAF ,FP- OAF, TR- OOJ, TR- OOJ
                                 Tag For:             PHASE 3, BLDG. 4, FIRST FLOOR

 0006       117      *EFN-466-B*                      STRAIGHT FABRIC PANEL NO-POWER
                     HAWORTH, INC.                     48" X 66"
                                                      (B) ,FP- OAF ,FP- OAF, TR- OOJ, TR- OOJ
                                 Tag For:             PHASE 3, BLDG. 4, FIRST FLOOR

 0007                *EFP-266-B*                      STRAIGHT FABRIC PANEL POWER
                     HAWORTH, INC.                     24" X 66"
                                                      (B) ,FP- OAF, FP- OAF,TR- OOJ, TR- OOJ
                                 Tag For:             PHASE 3, BLDG. 4, FIRST FLOOR

 0008        25      *EFP-442-B*                      (B) ,FP-  STRAIGHT FABRIC PANEL POWER
                     HAWORTH, INC.                     48" X 42"
                                                      (B) ,FP- OAF, FP- OAF, TR- OOJ, TR- OOJ

------------------------------------------------------------------------------------------------------------------------------------

          [LOGO]
          931 Cadillac Court                      Acknowledgement                   PAGE: 3
          Milipitas, CA 95035
          Tel 408-262-6400
          Fax 408-262-1193

                                                            SHIP TO:

     REBECCA SCAVONE                                        REBECCA SCAVONE
     SYNOPSYS                                               SYNOPSYS
     700 EAST MIDDLEFIELD RD                                1030 MAUDE AVENUE
                                                            BLDG.4, 1ST FLOOR, PHASE 3
     MOUNTAIN VIEW, CA 94043-4033                           SUNNYVALE, CA 94086
     650 548-1457                                           650 584-1457
                                                    Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
  ORDER NO.         DATE           CUSTOMER'S P.O. NO.        CUSTOMER NO.                  SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------

    0000072246    10/10/00      117318                        0000282776       BRENDA ZIGENIS
====================================================================================================================================
LINE    QUANTITY    CATALOG NO./VENDOR                      DESCRIPTION                              UNIT SELL             EXTENSION
====================================================================================================================================
Line:     0008 (continued)
                                  Tag For               PHASE 3, BLDG. 4, FIRST FLOOR

 0009      162     *EFP-466-B*,                         STRAIGHT FABRIC PANEL POWER
                   HAWORTH, IN C.                        48" X 66"
                                                        (B), FP-'OAF ,FP- OAF, TR- OOJ, TR- OOJ
                                  Tag For               PHASE 3, BLDG. 4, FIRST FLOOR

            25     *FPFC-42-B*                          90 DEG. FABRIC FINISH POST 42"
                   HAWORTH, INC.                        (B) ,FP -AF, TR- OOJ, TR- OOJ
                                  Tag For               PHASE 3, BLDG. 4, FIRST FLOOR

 0011       31     *FPFC-66-B*                          90 DEG. FABRIC FINISH POST 66"
                   HAWORTH, INC.                        (B) ,FP- OAF, TR- OOJ, TR- OOJ
                                  Tag For               PHASE 3, BLDG. 4, FIRST FLOOR

 0012       14     *FPFS-42-B*                          (B), FP-  180 DEG FABRIC FINISH POST 42"
                   HAWORTH, INC.                        (B), FP- OAF, TR- OOJ ,TR- OOJ
                                  Tag For               PHASE 3, BLDG. 4, FIRST FLOOR

 0013       84     *FPFS-66-B*                          180 DEG FABRIC FINISH POST 66"
                   HAWORTH, INC.                        (B) ,FP -OAF, TR- OOJ, TR- OOJ
                                  Tag For               PHASE 3, BLDG. 4, FIRST FLOOR

 0014        1     PCC-180-B                            180 DEG POWER CONNECTOR COVER
                   HAWORTH, INC.                        4" (BOX OF 6)
                                                        (B) ,TR- OOJ
                                  Tag For               PHASE 3, BLDG. 4, FIRST FLOOR

 0015       48     PRD-3-B                              (B), TR- 00J DUPLEX RECEPTACLES (BOX OF 6)
                   HAWORTH, INC.                        (B) ,TR- OOJ
                                  Tag For               PHASE 3, BLDG. 4, FIRST FLOOR

            28     TFM-6-B                              TOP FEED MODULE 68" FOR PANEL
                   HAWORTH, INC.                        HEIGHT 64" & 68"
                                                        (B), TR- OOJ ,TR- OOJ
                                  Tag For               PHASE 3, BLDG. 4, FIRST FLOOR

------------------------------------------------------------------------------------------------------------------------------------

                   [LETTERHEAD OF CONTRACT OFFICE GROUP]
[LOGO]                                   A c k n o w l e d g e m e n t   PAGE: 3

                                                  SHIP TO:

   REBECCA SCAVONE                                REBECCA SCAVONE
   SYNOPSYS                                       SYNOPSYS
   700 EAST MIDDLEFIELD RD                        1030 MAUDE AVENUE
                                                  BLDG. 4, 1ST FLOOR, PHASE 3
   MOUNTAIN VIEW, CA 94043-4033                   SUNNYVALE, CA 94086

   650 548-1457                                   650 584-1457
                                        Terms: NET 30 DAYS

---------------------------------------------------------------------------------------------------------------------------------
   ORDER NO.          DATE         CUSTOMER'S P.O. NO.      CUSTOMER NO.                       SALESPERSON
---------------------------------------------------------------------------------------------------------------------------------

   0000072246       10/10/00       117318                   0000282776          BRENDA ZIGENIS
---------------------------------------------------------------------------------------------------------------------------------
LINE   QUANTITY    CATALOG NO./ VENDOR                 D E S C R I P T I O N                         UNIT SELL      EXTENSION
---------------------------------------------------------------------------------------------------------------------------------
 0017     178         *FDRF-4*                       REG. FLIPPER DOOR - FABRIC 48"
                      HAWORTH, INC.                  ( ), R5- AP5, TR-J,
                              Tag For:               PHASE 3, BLDG. 4, FIRST FLOOR

 0018     146         HTL-0048-T (T), TR-            TASK LIGHT 48"
                      HAWORTH, INC.                  (T), TR- OOJ
                              Tag For:               PHASE 3, BLDG. 4, FIRST FLOOR

 0019      57        HTL-0054-T (T), TR-             TASK LIGHT 54"
                     HAWORTH, INC.                   (T), TR- OOJ
                              Tag For:               PHASE 3, BLDG. 4, FIRST FLOOR

 0020     178        SR-4, OV- 03J, TR- 0            REGULAR SHELF 48"
                     HAWORTH, INC.                   , OV- 03J, TR- OOJ, TR- OOJ
                              Tag For:               PHASE 3, BLDG. 4, FIRST FLOOR

 0028       1        *EFN-3066-B*                    STRAIGHT FABRIC PANEL  NO-POWER
                     HAWORTH, INC.                   30" X 66"
                                                     (B), FP- OAF, FP- OAF, TR- OOJ, TR- OOJ
                              Tag For:               PHASE 3, BLDG. 4, FIRST FLOOR

                                                          ***END OF ORDER***
-----------------------------------------------------------------------------------------------------------------------------

                    [LETTERHEAD OF CONTRACT OFFICE GROUP]
[LOGO]                                   A c k n o w l e d g e m e n t   PAGE: 3




                                                  SHIP TO:

   REBECCA SCAVONE                                REBECCA SCAVONE
   SYNOPSYS                                       SYNOPSYS
   700 EAST MIDDLEFIELD RD                        1030 MAUDE AVENUE
                                                  BLDG. 4, 1ST FLOOR, PHASE 3
   MOUNTAIN VIEW, CA 94043-4033                   SUNNYVALE, CA 94086

   650 548-1457                                   650 584-1457
                                        Terms: NET 30 DAYS

---------------------------------------------------------------------------------------------------------------------------------
   ORDER NO.          DATE         CUSTOMER'S P.O. NO.      CUSTOMER NO.                       SALESPERSON
---------------------------------------------------------------------------------------------------------------------------------

   0000072247       10/10/00       117318                   0000282776          BRENDA ZIGENIS
---------------------------------------------------------------------------------------------------------------------------------
LINE   QUANTITY    CATALOG NO./ VENDOR                  D E S C R I P T I O N                         UNIT SELL      EXTENSION
---------------------------------------------------------------------------------------------------------------------------------
                                                     ------Special Instructions------
                                                     HAWORTH  - SV4 1ST FLOOR, PHASE 3
                                                     2ND HALF OF ORDER

 0001       24       HTB-4811, 3A- 022               TACKBOARD 48" X 11"
                     HAWORTH, INC.                   ,3A- 022
                              Tag For:               PHASE 3, BLDG. 4, FIRST FLOOR

 0002      152       HTB-4816                        TACKBOARD 48" X 16"
                     HAWORTH, INC.                   ,3A- 022
                              Tag For:               PHASE 3, BLDG. 4, FIRST FLOOR

 0003       43       HWSP-3029-L (L), HP-            WORK SURFACE SUPPORT PANEL 30"
                     HAWORTH, INC.                   (L), HP- 03J
                              Tag For:               PHASE 3, BLDG 4, FIRST FLOOR

 0004       46       HWSP-3029-R (R), HP             WORK SURFACE SUPPORT PANEL 30"
                     HAWORTH, INC.                   (R), HP- 03J
                              Tag For:               PHASE 3, BLDG 4, FIRST FLOOR

 0005       85       WRCS-430 ( ), OH- 03            90 DEG. CORNER WORK SURFACE
                     HAWORTH, INC.                   W/O KEYBOARD 48" X 30"
                                                     ( ), OH- 03J, TR- 00J, TR- 00J
                              Tag For:               PHASE 3, BLDG. 4, FIRST FLOOR

 0006       15       WS-424 ( ), OH- 03J             REGULAR WORK SURFACE 48" X 24"
                     HAWORTH, INC.                   ( ), OH- 03J, TR- 00J ,TR- 00J
                              Tag For:               PHASE 3, BLDG. 4, FIRST FLOOR

 0007       93       WS-430 ( ), OH- 03J             REGULAR WORK SURFACE 48" X 30"
                     HAWORTH, INC.                   ( ), OH- 03J, TR- 00J, TR- 00J
                              Tag For:               PHASE 3, BLDG. 4, FIRST FLOOR

 0007       85       WS-430-R2                       REGULAR WORK SURFACE 48" X 30"
                     HAWORTH, INC.                   (R2), OH- 03J, TR- OOJ, TR- OOJ
                              Tag For:               PHASE 3, BLDG. 4, FIRST FLOOR

---------------------------------------------------------------------------------------------------------------------------------

                     [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]

                                  A c k n o w l e d g e m e n t          PAGE: 3



                                             SHIP TO:

REBECCA SCAVONE                              REBECCA SCAVONE
SYNOPSYS                                     SYNOPSYS
700 EAST MIDDLEFIELD RD                      1030 MAUDE AVENUE
                                             BLDG. 4, 1ST FLOOR, PHASE 3
MOUNTAIN VIEW, CA 94043-4033                 SUNNYVALE, CA 94086

650 584-1457                                 650 584-1457
                                   Terms: NET 30 DAYS

--------------------------------------------------------------------------------------------------------------
  ORDER NO.     DATE        CUSTOMER'S P.O. NO.       CUSTOMER NO.           SALESPERSON
--------------------------------------------------------------------------------------------------------------
 0000072247   10/10/00   117318                      0000282776              BRENDA ZIGENIS
--------------------------------------------------------------------------------------------------------------
LINE    QUANTITY     CATALOG NO./ VENDOR      D E S C R I P T I O N                     UNIT SELL   EXTENSION
--------------------------------------------------------------------------------------------------------------
0009       34         PDM-24-JLN              MOBILE PEDESTAL DRAWER 24"
                      HAWORTH, INC.            (JLN) ,TR- OOJ
                                 Tag For:     PHASE 3, BLDG. 4, FIRST FLOOR

0010      119         PDS-24-HLN (HLN) ,TR    SUSPENDED PEDESTAL DRAWER 24"
                      HAWORTH, INC.            (HLN) ,TR- OOJ
                                 Tag For:     PHASE 3, BLDG. 4, FIRST FLOOR

           85         PDS-24-JLN (JLN)  ,TR   SUSPENDED PEDESTAL DRAWER 24"
                      HAWORTH, INC.            (JLN) ,TR- OOJ
                                 Tag For:     PHASE 3, BLDG. 4, FIRST FLOOR

0012       55         *SSDT-3360-F*           VERT. STOR. UNIT, CLOSED BACK,
                      HAWORTH, INC.           FLIPPER DOOR, 33" X 60"
                                              , (F) ,3A-022, R5-AP5, TR-J, TR-J,
                                 Tag For:     PHASE 3, BLDG. 4, FIRST FLOOR

0013       34         *INQ53043LINE1*         TRANSITIONAL DESK - 30" X 60"
                      HAWORTH, INC.           NO GROMMETS - NO VSU-FULL MOD
                                              , (OR) ,(2) ,OH- 0J3 ,(l) ,TR- OOJ ,TR- O
                                              OJ
                                 Tag For:     PHASE 3, BLDG. 4, FIRST FLOOR

0014       34         *INQ53043LINE6*         TRANSITIONAL DESK - 30" X 60"
                      HAWORTH, INC.           W/ DMS-1 HOLE IN UPPER RIGHT HAND CORNER
                                              , (OL) ,(2) ,OH- 03J ,(l) ,TR- OOJ,TR- C
                                              OJ
                                 Tag For:     PHASE 3, BLDG. 4, FIRST FLOOR

0015       12         HTB-4833 ,3A- 022       TACKBOARD 48" X 33"
                      HAWORTH, INC.           ,3A- 022
                               Tag For:       PHASE 3, BLDG. 4, FIRST FLOOR
                                              OUTER SIDE OF PANELS IN WALK WAYS

0016        2         WS-424                  REGULAR WORK SURFACE 48" X 24"
                      HAWORTH, INC.           ( ) ,OH- 03J ,TR- OOJ ,TR- OOJ
                               Tag For:       PHASE 3 ' BLDG. 4, FIRST FLOOR
--------------------------------------------------------------------------------------------------------------

                     [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]

                                  A c k n o w l e d g e m e n t          PAGE: 3



                                             SHIP TO:

REBECCA SCAVONE                              REBECCA SCAVONE
SYNOPSYS                                     SYNOPSYS
700 EAST MIDDLEFIELD RD                      1030 MAUDE AVENUE
                                             BLDG. 4, 1ST FLOOR, PHASE 3
MOUNTAIN VIEW, CA 94043-4033                 SUNNYVALE, CA 94086

650 584-1457                                 650 584-1457
                                   Terms: NET 30 DAYS

--------------------------------------------------------------------------------------------------------------
  ORDER NO.     DATE        CUSTOMER'S P.O. NO.       CUSTOMER NO.           SALESPERSON
--------------------------------------------------------------------------------------------------------------
 0000072247   10/10/00   117318                      0000282776              BRENDA ZIGENIS
--------------------------------------------------------------------------------------------------------------
LINE    QUANTITY     CATALOG NO./ VENDOR      D E S C R I P T I O N                     UNIT SELL   EXTENSION
--------------------------------------------------------------------------------------------------------------
0017         1       HWSP-2429-L              WORK SURFACE SUPPORT PANEL 24"
                     HAWORTH, INC.            (L) ,HP- 03J
                                Tag For:      PHASE 3, BLDG. 4, FIRST FLOOR

0018         1       HWSP-2429-R              WORK SURFACE SUPPORT PANEL 24"
                     HAWORTH, INC.            (R) ,HP- 03J
                                Tag For:      PHASE 3, BLDG. 4, FIRST FLOOR




                                                             ***END OF ORDER***

--------------------------------------------------------------------------------------------------------------

[LOGO]
[LETTERHEAD OF CONTRACT OFFICE GROUP]

                              A c k n o w l e d g e m e n t           PAGE:


                                                 SHIP TO:

REBECCA SCAVONE                                  REBECCA SCAVONE
SYNOPSYS                                         SYNOPSYS
700 EAST MIDDLEFIELD RD                          1030 MAUDE AVENUE
                                                 BLDG. 4 2ND FLOOR, PHASE 2
MOUNTAIN VIEW, CA 94043-4033                     SUNNYVALE, CA 94086

650 584-1457                                     650 584-1457
                                         Terms : NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
   ORDER NO.           DATE                CUSTOMER'S P.O. NO.       CUSTOMER NO.                  SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------

    0000072241       10/10/00         117318                          0000282776        BRENDA ZIGENIS
====================================================================================================================================
LINE      QUANTITY    CATALOG NO./ VENDOR                D E S C R I P T I O N                            UNIT SELL       EXTENSION
====================================================================================================================================
                                               ___________ Special Instructions ______________
                                               HAWORTH - SV4, 2ND FLOOR, PHASE 2
                                               FIRST HALF OF ORDER

 0001          95    *EFN-366-B*                        STRAIGHT FABRIC PANEL NO-POWER
                     HAWORTH, INC.                       36" X 66",
                                                        (B), FP-AF, FP-AF, TR-J, TR-J
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0002          27    *EFN-442-B*                        STRAIGHT FABRIC PANEL NO-POWER
                     HAWORTH, INC.                       48" X 42",
                                                        (B), FP-AF, FP-AF, TR-J, TR-J,
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0003         177    *EFN-466-B*,                 (B), F STRAIGHT FABRIC PANEL NO-POWER
                     HAWORTH, INC.                      48" X 66",
                                                        (B), FP-AF, FP-AF, TR-J, TR-J,
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0004          27    *EFP-266-B*                        STRAIGHT FABRIC PANEL POWER
                     HAWORTH, INC.                       24" X 66",
                                                        (B), FP-AF, FP-AF, TR-J, TR-J,
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0005          35    *EFP-442-B*                        STRAIGHT FABRIC PANEL POWER
                     HAWORTH, INC.                       48" X 42",
                                                        (B), FP-AF, FP-AF, TR-J, TR-J,
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0006         174    *EFP-466-B*                        STRAIGHT FABRIC PANEL POWER
                     HAWORTH, INC.                       48" X 66",
                                                        (B), FP-AF, FP-AF, TR-J, TR-J,
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0007           9    *EFN-242-B*,                       STRAIGHT FABRIC PANEL NO-POWER
                     HAWORTH, INC.                       24" X 42"
                                                        (B), FP-AF, FP- OAF, TR- OOJ, TR- OOJ


------------------------------------------------------------------------------------------------------------------------------------

[LOGO]
[LETTERHEAD OF CONTRACT OFFICE GROUP]

                         A c k n o w l e d g e m e n t                PAGE:


                                                 SHIP TO:

REBECCA SCAVONE                                  REBECCA SCAVONE
SYNOPSYS                                         SYNOPSYS
700 EAST MIDDLEFIELD RD                          1030 MAUDE AVENUE
                                                 BLDG. 4 2ND FLOOR, PHASE 2
MOUNTAIN VIEW, CA 94043-4033                     SUNNYVALE, CA 94086

650 584-1457                                     650 584-1457
                                         Terms : NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
   ORDER NO.           DATE                CUSTOMER'S P.O. NO.       CUSTOMER NO.                  SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------

    0000072241       10/10/00         117318                          0000282776        BRENDA ZIGENIS
====================================================================================================================================
LINE      QUANTITY    CATALOG NO./ VENDOR               D E S C R I P T I O N                            UNIT SELL        EXTENSION
====================================================================================================================================
 Line:       0007 (continued)
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0008          91    *EFN-266-B*                        STRAIGHT FABRIC PANEL NO-POWER
                     HAWORTH, INC.                       24" X 66"
                                                        (B), FP- OAF, FP- OAF, TR- 00J, TR- 00J
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0009          28    *FPFC-42-B*                        90 DEG. FABRIC FINISH POST 42"
                     HAWORTH, INC.                      (B)   ______POWER BASE,
                                                        (B), FP- OAF, TR-00J, TR- 00J
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0010          32    *FPFC-66-B*                        90 DEG. FABRIC FINISH POST 66"
                     HAWORTH, INC.                      (B)   ______POWER BASE,
                                                        (B) ,FP- OAF, TR-J,
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0011          17    *FPFS-42-B*                        180 DEG FABRIC FINISH POST 42"
                     HAWORTH, INC.                      (B)   ______POWER BASE,
                                                        (B), FP-AF, TR-J,
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0012          88    *FPFS-66-B*                        180 DEG FABRIC FINISH POST 66"
                     HAWORTH, INC.                      (B)   ______POWER BASE,
                                                        (B),  FP-AF, - TR-J,
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0013           1    PCC-180-B                          180 DEG POWER CONNECTOR COVER
                     HAWORTH, INC.                      4" (BOX OF 6)
                                                        (B), TR- 00J
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR

 0014          52    PRD-3-B                            DUPLEX RECEPTACLES (BOX OF 6)
                     HAWORTH, INC.                      (B) ,TR- OOJ
                                   Tag For:             PHASE 2, BLDG 4, 2ND FLOOR


------------------------------------------------------------------------------------------------------------------------------------

[LOGO]

Contract Office Group               A c k n o w l e d g e m e n t      PAGE: 3
931 Cadillac Court
Milpitas, CA 95035
Tel 408-262-6400
Fax 408-262-1193

                                             SHIP TO:

REBECCA SCAVONE                              REBECCA SCAVONE
SYNOPSYS                                     SYNOPSYS
700 EAST MIDDLEFIELD RD                      1030 MAUDE AVENUE
                                             BLDG. 4 2ND FLOOR, PHASE 2
MOUNTAIN VIEW, CA 94043-4033                 SUNNYVALE, CA 94086

650 584-1457                                 650 584-1457
                                   Terms: NET 30 DAYS

--------------------------------------------------------------------------------------------------------------
  ORDER NO.     DATE        CUSTOMER'S P.O. NO.       CUSTOMER NO.           SALESPERSON
--------------------------------------------------------------------------------------------------------------
 0000072241   10/10/00   117318                      0000282776   BRENDA ZIGENIS
--------------------------------------------------------------------------------------------------------------
LINE    QUANTITY     CATALOG NO./VENDOR              DESCRIPTION                     UNIT SELL   EXTENSION
--------------------------------------------------------------------------------------------------------------
0015        31        TFM-6-B                 TOP FEED MODULE 68" FOR PANEL
                      HAWORTH, INC.           HEIGHT 64" & 68"
                                              (B) , TR- 00J ,TR- 00J
                                 Tag For:     PHASE 2, BLDG 4, 2ND FLOOR

0016       194        *FDRF-4*                REG. FLIPPER DOOR - FABRIC 48"
                      HAWORTH, INC.           ( )     WITH LOCK
                                              ,( ) ,HC- 03J  ,R5-AP5, TR- 00J ,TR- 00J
                                 Tag For:     PHASE 2, BLDG 4, 2ND FLOOR

0017       159        HTL-0048-T              TASK LIGHT 48"
                      HAWORTH, INC.           (T) ,TR- 00J
                                 Tag For:     PHASE 2, BLDG 4, 2ND FLOOR

0018        59        HTL-0054-T              TASK LIGHT 54"
                      HAWORTH, INC.           (T) ,TR- 00J
                                 Tag For:     PHASE 2, BLDG 4, 2ND FLOOR

0019       194        SR-4                    REGULAR SHELF 48"
                      HAWORTH, INC.           ,0V - 035 ,TR- 00J ,TR- 00J
                                 Tag For:     PHASE 2, BLDG 4, 2ND FLOOR

0020       324        *4320-6101*             324 YARDS OF NICKEL FABRIC FOR SIDE
                      HAWORTH, INC.           CHAIRS
                                              3A-06
                                 Tag For:     PHASE 2, BLDG 4, 2ND FLOOR

0021        41        *6650-2104*,            5 x 12 SHEET OF LAMINATE
                      HAWORTH, INC.           LAM: H-3J
                                              H-3J
                                 Tag For:     PHASE 2, BLDG 4, 2ND FLOOR

0022      2001        *7080-1301*  , TR-J,    2,001 FEET OF T-MOLDING, GRAPHITE, TR-J
                      HAWORTH, INC.           SHIPPING TO J.B. ENGINEERING , TR-J,

                                 Tag For:     PHASE 2, BLDG 4, 2ND FLOOR
--------------------------------------------------------------------------------------------------------------

[LOGO]
[LETTERHEAD OF CONTRACT OFFICE GROUP]

                                A c k n o w l e d g e m e n t            PAGE: 4

                                             SHIP TO:

REBECCA SCAVONE                              REBECCA SCAVONE
SYNOPSYS                                     SYNOPSYS
700 EAST MIDDLEFIELD RD                      1030 MAUDE AVENUE
                                             BLDG. 4 2ND FLOOR, PHASE 2
MOUNTAIN VIEW, CA 94043-4033                 SUNNYVALE, CA 94086

650 584-1457                                 650 584-1457
                                   Terms: NET 30 DAYS

--------------------------------------------------------------------------------------------------------------
  ORDER NO.     DATE        CUSTOMER'S P.O. NO.       CUSTOMER NO.           SALESPERSON
--------------------------------------------------------------------------------------------------------------
 0000072241   10/10/00   117318                      0000282776   BRENDA ZIGENIS
--------------------------------------------------------------------------------------------------------------
LINE    QUANTITY     CATALOG NO./VENDOR              D E S C R I P T I O N           UNIT SELL   EXTENSION
--------------------------------------------------------------------------------------------------------------
                                                       ***END OF ORDER***


--------------------------------------------------------------------------------------------------------------

                    [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]                                   A c k n o w l e d g e m e n t   PAGE: 1


                                                  SHIP TO:

REBECCA SCAVONE                                   REBECCA SCAVONE
SYNOPSYS                                          SYNOPSYS
700 EAST MIDDLEFIELD RD                           1030 MAUDE AVENUE
                                                  BLDG. 4 2ND FLOOR, PHASE 2
MOUNTAIN VIEW, CA 94043-4033                      SUNNYVALE, CA 94086

650 584-1457                                      650 584-1457
                                        Terms: NET 30 DAYS

-------------------------------------------------------------------------------------------------------------------------
   ORDER NO.            DATE           CUSTOMER'S P.0. NO.      CUSTOMER NO.                 SALESPERSON
-------------------------------------------------------------------------------------------------------------------------

   0000072239         10/10/00       117318                    0000282776     BRENDA ZIGENIS
-------------------------------------------------------------------------------------------------------------------------
LINE   QUANTITY      CATALOG NO./ VENDOR                  D E S C R I P T I O N                    UNIT SELL    EXTENSION
-------------------------------------------------------------------------------------------------------------------------
                                           -------- Special Instructions --------
                                           HAWORTH - SV4, 2ND  FLOOR, PHASE 2
                                           SECOND HALF OF ORDER

0001      48         HWSP-3029-L           WORK SURFACE SUPPORT PANEL 30"
                     HAWORTH, INC.         (L) ,HP-03J
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0002      50         HWSP-3029-R           WORK SURFACE SUPPORT PANEL 30"
                     HAWORTH, INC.         (R) ,HP- 03J
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0003      93         WRCS-430              90 DEG. CORNER WORK SURFACE
                     HAWORTH, INC.         W/O KEYBOARD 48" X 30"
                                           ( ) ,OH- 03J ,TR- OOJ-,TR- OOJ
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0004     105         WS-430                REGULAR WORK SURFACE 48" X 30"
                     HAWORTH, INC.         ( ) ,OH- 03J ,TR- OOJ ,TR- OOJ
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0005      93         WS-430-R2             REGULAR WORK SURFACE 48" X 30"
                     HAWORTH, INC.         (R2) ,OH- 03J ,TR- OOJ ,TR- OOJ
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0006      35         PDM-24-JLN            MOBILE PEDESTAL DRAWER 24"
                     HAWORTH, INC.         (JLN) ,TR- OOJ
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0007     128         PDS-24-HLN            SUSPENDED PEDESTAL DRAWER 24"
                     HAWORTH, INC.         (HLN) ,TR- OOJ
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0008      93         PDS-24-JLN            SUSPENDED PEDESTAL DRAWER 24"
                     HAWORTH, INC.         (JLN) ,TR- OOJ
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

-------------------------------------------------------------------------------------------------------------------------

                    [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]                                   A c k n o w l e d g e m e n t   PAGE: 2


                                                  SHIP TO:

REBECCA SCAVONE                                   REBECCA SCAVONE
SYNOPSYS                                          SYNOPSYS
700 EAST MIDDLEFIELD RD                           1030 MAUDE AVENUE
                                                  BLDG. 4 2ND FLOOR, PHASE 2
MOUNTAIN VIEW, CA 94043-4033                      SUNNYVALE, CA 94086

650 584-1457                                      650 584-1457
                                        Terms: NET 30 DAYS

-------------------------------------------------------------------------------------------------------------------------
   ORDER NO.            DATE           CUSTOMER'S P.O. NO.      CUSTOMER NO.                 SALESPERSON
-------------------------------------------------------------------------------------------------------------------------

   0000072239         10/10/00       117318                    0000282776         BRENDA ZIGENIS
-------------------------------------------------------------------------------------------------------------------------
LINE   QUANTITY      CATALOG NO./ VENDOR                  D E S C R I P T I O N                    UNIT SELL    EXTENSION
-------------------------------------------------------------------------------------------------------------------------
0009      59         *SSDT-3360-F*         VERT. STOR. UNIT, CLOSED BACK,
                     HAWORTH, INC.         FLIPPER DOOR, 33" X 60"
                                           , (F) ,3A- 022 ,R5- AP5 ,HP- 03J ,TR- 00J
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

          35         *INQ53043LINE1*,      TRANSITIONAL DESK - 30" X 60"
0010                 HAWORTH, INC.         (OR) , H-3J,  TR-J,
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0011      35         *INQ53043LINE6*       TRANSITIONAL DESK - 30" X 60"
                     HAWORTH, INC.         W/DMS-1 HOLE IN UPPER RIGHT HAND CORNER
                                           , (OL) , (2), OH-03J, (1) , TR-J, TR-J,
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0012      12         HTB-4833              TACKBOARD 48" X 33"
                     HAWORTH, INC.         ,3A- 022
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0013      27         HTB-4811              TACKBOARD 48" X 11"
                     HAWORTH, INC.         ,3A- 022
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0014     165         HTB-4816              TACKBOARD 48" X 16"
                     HAWORTH, INC.         ,3A- 022
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

0015      12         WS-424                REGULAR WORK SURFACE 48" X 24"
                     HAWORTH, INC.         ( ) ,OH- 03J ,TR- 00J ,TR- OOJ
                                 Tag For:  PHASE 2, BLDG 4, 2ND FLOOR

                                                              ***END OF ORDER***
-------------------------------------------------------------------------------------------------------------------------

[LOGO] [LETTER OF CONTRACT OFFICE GROUP] A c k n o w l e d g e m e n t   PAGE: 1

                                                  SHIP TO:

   REBECCA SCAVONE                                REBECCA SCAVONE
   SYNOPSYS                                       SYNOPSYS
   700 EAST MIDDLEFIELD RD                        1030 MAUDE AVENUE
                                                  BLDG. 4, 2ND FLOOR, PHASE 4
   MOUNTAIN VIEW, CA 94043-4033                   SUNNYVALE, CA 94086

   650 584-1457                                   650 584-1457
                                        Terms: NET 30 DAYS

---------------------------------------------------------------------------------------------------------------------------------
   ORDER NO.          DATE         CUSTOMER'S P.O. NO.      CUSTOMER NO.                       SALESPERSON
---------------------------------------------------------------------------------------------------------------------------------

   0000072238       10/10/00       117318                   0000282776          BRENDA ZIGENIS
---------------------------------------------------------------------------------------------------------------------------------
LINE   QUANTITY    CATALOG NO./VENDOR                  D E S C R I P T I O N                         UNIT SELL      EXTENSION
---------------------------------------------------------------------------------------------------------------------------------
                                                 ----------Special Instructions-------------------
                                                 HAWORTH PRODUCT, SV-4 2ND FLOOR, PHASE 4
                                                 FIRST HALF OF ORDER

 0001      95      *EFN-366-B                        STRAIGHT FABRIC PANEL NO-POWER
                    HAWORTH, INC.                     36" X 66"
                                                      (B), FP- OAF, FP- OAF, TR- 00J, TR- 00J
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 0002      26      *EFN-442-B*                       STRAIGHT FABRIC PANEL NO-POWER
                    HAWORTH, INC.                     48" X 42"
                                                     , (B), FP- OAF, FP- OAF, TR- 00J, TR- 00J
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 1003     177      *EFN-466-B*                       STRAIGHT FABRIC PANEL NO-POWER
                    HAWORTH, INC.                    48" X 66"
                                                     , (B), FP- OAF, FP- OAF, TR- 00J, TR- 00J
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 0004      27      *EFP-266-B*                       STRAIGHT FABRIC PANEL POWER
                   HAWORTH, INC.                      24" X 66"
                                                     , (B), FP- OAF, FP- OAF, TR- 00J, TR- 00J
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 0005      33      *EFP-442-B*                       STRAIGHT FABRIC PANEL POWER
                   HAWORTH, INC.                      48 " X 42"
                                                     , (B), FP- OAF, FP- OAF, TR- 00J, TR- 00J
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 0006     176      *EFP-466-B*                       STRAIGHT FABRIC PANEL POWER
                   HAWORTH, INC.                      48" X 66"
                                                     , (B), FP- OAF, FP- OAF ,TR- 00J, TR- 00J
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 0007      27      *FPFC-42-B*                       90 DEG. FABRIC FINISH POST 42"
                   HAWORTH, INC.                      (B)       ______POWER BASE
                                                     , (B), FP- OAF, TR- 00J, TR- 00J

---------------------------------------------------------------------------------------------------------------------------------

                     [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]                                   A c k n o w l e d g e m e n t   PAGE: 2




                                                  SHIP TO:

   REBECCA SCAVONE                                REBECCA SCAVONE
   SYNOPSYS                                       SYNOPSYS
   700 EAST MIDDLEFIELD RD                        1030 MAUDE AVENUE
                                                  BLDG. 4, 2ND FLOOR, PHASE 4
   MOUNTAIN VIEW, CA 94043-4033                   SUNNYVALE, CA 94086

   650 584-1457                                   650 584-1457
                                        Terms: NET 30 DAYS

---------------------------------------------------------------------------------------------------------------------------------
   ORDER NO.          DATE         CUSTOMER'S P.O. NO.      CUSTOMER NO.                       SALESPERSON
---------------------------------------------------------------------------------------------------------------------------------

   0000072238       10/10/00       117318                   0000282776          BRENDA ZIGENIS
---------------------------------------------------------------------------------------------------------------------------------
LINE   QUANTITY    CATALOG NO./VENDOR                  D E S C R I P T I O N                         UNIT SELL      EXTENSION
---------------------------------------------------------------------------------------------------------------------------------
 Line:  0007 (continued)
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 0008     33       *FPFC-66-B*                       90 DEG. FABRIC FINISH POST 66"
                   HAWORTH, INC.                     (B)         _______POWER BASE
                                                     , (B), FP-AF, TR-J,
                              Tag  For:              PHASE 4, BLDG 4, 2ND FLOOR

 0009     16       *FPFS-42-B*                       180 DEG FABRIC FINISH POST 42"
                   HAWORTH, INC.                     (B)         _______POWER BASE
                                                     , (B), FP-AF, TR-J,
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 0010     89       *FPFS-66-B*                       180 DEG FABRIC FINISH POST 66"
                   HAWORTH, INC.                     (B)         _______POWER BASE
                                                     , (B), FP-AF, TR-J,
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 0011      1       PCC-180-B                         180 DEG POWER CONNECTOR COVER
                   HAWORTH, INC.                     4" (BOX OF 6)
                                                     (B), TR- 00J
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 0012      51      PRD-3-B                           DUPLEX RECEPTACLES (BOX OF 6)
                   HAWORTH, INC.                     (B), TR- 00J
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 0013      31      TFM-6-B                           TOP FEED MODULE 68" FOR PANEL
                   HAWORTH, INC.                     HEIGHT 64" & 68"
                                                     (B), TR- 00J ,TR- 00J
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

 0014     194      *FDRF-4*                          REG. FLIPPER DOOR - FABRIC 48"
                   HAWORTH, INC.                     ( ) WITH LOCK
                                                     , HC-03J, R5-AP5, TR-J,
                              Tag For:               PHASE 4, BLDG 4, 2ND FLOOR

---------------------------------------------------------------------------------------------------------------------------------

                     [LETTERHEAD OF CONTRACT OFFICE GROUP]


[LOGO]                            A c k n o w l e d g e m e n t          PAGE: 3


                                             SHIP TO:

REBECCA SCAVONE                              REBECCA SCAVONE
SYNOPSYS                                     SYNOPSYS
700 EAST MIDDLEFIELD RD                      1030 MAUDE AVENUE
                                             BLDG. 4, 2ND FLOOR, PHASE 4
MOUNTAIN VIEW, CA 94043-4033                 SUNNYVALE, CA 94086

650 584-1457                                 650 584-1457
                                   Terms: NET 30 DAYS

--------------------------------------------------------------------------------------------------------------
  ORDER NO.     DATE        CUSTOMER'S P.O. NO.        CUSTOMER NO.           SALESPERSON
--------------------------------------------------------------------------------------------------------------
 0000072238   l0/l0/00   117318                      0000282776   BRENDA ZIGENIS
--------------------------------------------------------------------------------------------------------------
LINE    QUANTITY     CATALOG NO./ VENDOR             D E S C R I P T I O N         UNIT SELL   EXTENSION
--------------------------------------------------------------------------------------------------------------
015        26         HTB-4811                TACKBOARD 48" X 11"
                      HAWORTH, INC.           ,3A- 022
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

016       166         HTB-4816                TACKBOARD 48" X 16"
                      HAWORTH, INC.           ,3A- 022
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

017       160         HTL-0048-T              TASK LIGHT 48"
                      HAWORTH, INC.           (T) ,TR-  OOJ
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

0l8        56         HTL-0054-T              TASK LIGHT 54"
                      HAWORTH, INC.           (T) ,TR-  OOJ
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

019       194         SR-4                    REGULAR SHELF 48"
                      HAWORTH, INC.           ,OV- 03J ,TR- OOJ ,TR- OOJ
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

022         8         *EFN-242-B*,            STRAIGHT FABRIC PANEL NO-POWER
                      HAWORTH, INC.            24" X 42"
                                              (B), FP-OAF, FP-OAF, TR-J, TR-J
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

023        92         *EFN-266-B*,            STRAIGHT FABRIC PANEL NO-POWER
                      HAWORTH, INC.            24"  X 66"
                                              (B), FP-OAF, FP-OAF, TR-J, TR-J,
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR



                                                ***END OF ORDER***
--------------------------------------------------------------------------------------------------------------

                    [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]                      A c k n o w l e d g e m e n t                PAGE: 1


                                             SHIP TO:

REBECCA SCAVONE                              REBECCA SCAVONE
SYNOPSYS                                     SYNOPSYS
700 EAST MIDDLEFIELD RD                      1030 MAUDE AVENUE
                                             BLDG. 4, 2ND FLOOR, PHASE 4
MOUNTAIN VIEW, CA 94043-4033                 SUNNYVALE, CA 94086

650 584-1457                                 650 584-1457
                                     Terms: NET 30 DAYS

--------------------------------------------------------------------------------------------------------------
  ORDER NO.     DATE        CUSTOMER'S P.O. NO.       CUSTOMER NO.           SALESPERSON
--------------------------------------------------------------------------------------------------------------
 0000072240   l0/l0/00   117318                      0000282776   BRENDA ZIGENIS
--------------------------------------------------------------------------------------------------------------
LINE    QUANTITY     CATALOG NO./ VENDOR          D E S C R I P T I O N              UNIT SELL   EXTENSION
--------------------------------------------------------------------------------------------------------------
                                        ___________Special Instructions__________
                                        HAWORTH PRODUCT, SV-4. 2ND FLOOR, PHASE 4
                                        SECOND HALF OF ORDER

0001       48         HWSP-3029-L             WORK SURFACE SUPPORT PANEL 30"
                      HAWORTH, INC.           (L), HP- 03J
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

0002       51         HWSP-3029-R             WORK SURFACE SUPPORT PANEL 30"
                      HAWORTH, INC.           (R) ,HP- 03J
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

0003       93         WRCS-430                90 DEG. CORNER WORK SURFACE
                      HAWORTH, INC.           W/O KEYBOARD 48" X 30"
                                              ( ) ,OH- 03J ,TR- OOJ-,TR- OOJ
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

0004      105         WS-430                  REGULAR WORK SURFACE 48" X 30"
                      HAWORTH, INC.           ( ) ,OH- 035 ,TR- OOJ ,TR- OOJ
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

0005       93         WS-430-R2               REGULAR WORK SURFACE 48" X 30"
                      HAWORTH, INC.           (R2) ,OH- 035 ,TR- OOJ ,TR- OOJ
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

0006       34         PDM-24-JLN (JLN), TR    MOBILE PEDESTAL DRAWER 24"
                      HAWORTH, INC.           (JLN) ,TR- OOJ
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

0007      127         PDS-24-HLN              SUSPENDED PEDESTAL DRAWER 24"
                      HAWORTH, INC.           (HLN) ,TR- OOJ
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

0008       93         PDS-24-JLN              SUSPENDED PEDESTAL DRAWER 24"
                      HAWORTH, INC.           (JLN) ,TR- OOJ
                                 Tag For:     PHASE 4, BLDG 4, 2ND FLOOR

--------------------------------------------------------------------------------------------------------------

                    [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]

                                       A c k n o w l e d g e m e n t     PAGE: 2


                                                 SHIP TO:

REBECCA SCAVONE                                  REBECCA SCAVONE
SYNOPSYS                                         SYNOPSYS
700 EAST MIDDLEFIELD RD                          1030 MAUDE AVENUE
                                                 BLDG. 4, 2ND FLOOR, PHASE 4
MOUNTAIN VIEW, CA 94043-4033                     SUNNYVALE, CA 94086

650 584-1457                                     650 584-1457
                                          Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
ORDER NO.                   DATE             CUSTOMER'S P.O. NO.         CUSTOMER NO.                   SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------
0000072240                10/10/00                 117318                0000282776                   BRENDA ZIGENIS
------------------------------------------------------------------------------------------------------------------------------------
  LINE     QUANTITY    CATALOG NO./ VENDOR              D E S C R I P T I O N                            UNIT SELL      EXTENSION
------------------------------------------------------------------------------------------------------------------------------------
  0009        56       *SSDT-3360-F* , (F) ,   VERTICAL STORAGE UNIT, CLOSED BACK
                       HAWORTH, INC.           FLIPPER DOOR, 33" X 60"
                                               ,(F) ,3A- 022 ,R5- AP5 ,HP- 03J ,TR- OOJ
                                   Tag  For:   PHASE 4, BLDG 4, 2ND FLOOR

  0010        34       *INQ53043LINE1*         TRANSITIONAL DESK - 30 X 60
                       HAWORTH, INC.
                                               , (OR) , (2) ,OH- 03J ,(l) ,TR- OOJ ,TR- OOJ
                                   Tag  For:   PHASE 4, BLDG 4, 2ND FLOOR

  0011        34       *INQ53043LINE6* , (OL   TRANSITIONAL DESK - 30 X 60
                       HAWORTH, INC.           W/ DMS-1 HOLE IN UPPER RIGHT HAND CORNER
                                               , (OL) , (2) ,OH- 03J ,(l) ,TR- OOJ , TR- OOJ
                                   Tag  For:   PHASE 4, BLDG 4, 2ND FLOOR

  0012        12       HTB-4833                TACKBOARD 48" X 33"
                       HAWORTH, INC.           , 3A- 022
                                   Tag  For:   PHASE 4, BLDG 4, 2ND FLOOR

  0013        12       WS-424 (  ) ,OH- 03J    REGULAR WORK SURFACE 48" X 24"
                       HAWORTH, INC.           (  ) ,OH- 03J ,TR- OOJ ,TR- OOJ
                                   Tag  For:   PHASE 4, BLDG 4, 2ND FLOOR



                                                        ***END OF ORDER***
------------------------------------------------------------------------------------------------------------------------------------

                     [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]
                                    A c k n o w l e d g e m e n t        PAGE: 1



                                                   SHIP TO:

REBECCA SCAVONE                                    REBECCA SCAVONE
SYNOPSYS                                           SYNOPSYS
700 EAST MIDDLEFIELD RD                            1030 MAUDE AVE
                                                   BLDG. 4, 1ST & 2ND FLOOR
MOUNTAIN VIEW, CA 94043-4033                       SUNNYVALE, CA 94086

650 584-1457                                       650 584-1457
                                              Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
ORDER NO.                   DATE             CUSTOMER'S P.O. NO.         CUSTOMER NO.                  SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------
0000072411                10/10/00                 117302                 0000282776                  BRENDA ZIGENIS
------------------------------------------------------------------------------------------------------------------------------------
  LINE     QUANTITY    CATALOG NO./ VENDOR               D E S C R I P T I O N                           UNIT SELL      EXTENSION
------------------------------------------------------------------------------------------------------------------------------------
                                            ___________Special Instructions__________
                                            HAWORTH CHAIRS ONLY, SV4, 1ST & 2ND FLOOR

  0001       112       M243-1742                 MB H.E., PNEU2, HA TASK ARMS
                       HAWORTH, INC.             HARD CASTERS
                                                 ,3A- 006 ,TR- OOF
                                    Tag For:     PHASE 1 & 3, BLDG. 4, FIRST FLOOR, CUBES

  0004        45       M243-1742                 MB H.E., PNEU2, HA TASK ARMS
                       HAWORTH, INC.             HARD CASTERS
                                                 ,3A- 006 ,TR- OOF
                                    Tag For:     PHASE 1 & 3, BLDG. 4, FIRST FLOOR
                                                 HARDWALL

  0003       186       M243-1742                 MB H.E., PNEU2, HA TASK ARMS
                       HAWORTH, INC.             HARD CASTERS
                                                 ,3A- 006 ,TR- OOF
                                    Tag For:     PHASE 2 & 4, BLDG. 4, SECOND FLOOR, CUBES

  0004        69       M243-1742                 MB H.E., PNEU2, HA TASK ARMS
                       HAWORTH, INC.             HARD CASTERS
                                                 ,3A- 006 ,TR- OOF
                                    Tag For:     PHASE 2 & 4, BLDG. 4, SECOND FLOOR,
                                                 HARDWALLS


                                                        ***END OF ORDER***
------------------------------------------------------------------------------------------------------------------------------------

                    [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]                                   A c k n o w l e d g e m e n t  PAGE: 1




                                                        SHIP TO:


REBECCA SCAVONE                                         REBECCA SCAVONE
SYNOPSYS                                                SYNOPSYS
700 E MIDDLEFIELD ROAD                                  1030 MAUDE AVENUE
                                                        BUILDING 4, 1ST FLOOR
MOUNTAIN VIEW, CA 94043-4033                            SUNNYVALE, CA 94086

650 584-1457                                            650 584-1457
                                                Terms: NET 30 DAYS

----------------------------------------------------------------------------------------------------------------------------
ORDER NO.          DATE             CUSTOMER'S P.O. NO.          CUSTOMER NO.                   SALESPERSON
----------------------------------------------------------------------------------------------------------------------------
0000072398            10/10/00    117399                        0000282776         BRENDA ZIGENIS
----------------------------------------------------------------------------------------------------------------------------
LINE    QUANTITY   CATALOG NO./VENDOR          D E S C R I P T I O N                              UNIT SELL        EXTENSION
----------------------------------------------------------------------------------------------------------------------------
                               ______________Special Instructions________________
                                       NON-HAWORTH PRODUCT, SV4-1ST FLOOR

 0001   45      SK-10158-J                    42"  X 42" X 30"
                ACTION LAMINATES, IN          CORNER CRANK ADJUSTABLE WORKSURFACE
                                              (23"-35"H), SINGLE LEVEL
                                              LAMINATE:  HAWORTH GRAPHITE
                                              VINYL T-MOLDING, GRAPHITE
                             Tag For:         BUILDING 4, 1ST FLOOR, OFFICES

0002    45      KS-6030-M                     30X60 KIDNEY TABLE ON CASTERS
                ACTION LAMINATES, IN          28" HIGH
                                              LAMINATE: HAWORTH GRAPHITE/TRIM:GRAPHITE
                             Tag For:         BUILDING 4, 1ST FLOOR, OFFICES

0003    32      G93A40                        CALLIOPE SWIVEL TILT CHAIR
                HARTER a Division of          MID BACK, OPEN ARMS
                                              COM: ONE PLUS ONE MISS Y00 SILVER LAKE
                                                   # 2278-801
                                              FRAME: BLACK
                             Tag For:         BUILDING 4, 1ST FLOOR CONFERENCE ROOM
                                              (10)401D, (10)402D, (6)248C, (6) 41.137A

0004    33      G93A40                        CALLIOPE SWIVEL TILT CHAIR
                HARTER a Division of          MID BACK, OPEN ARMS
                                              FABRIC: ONE PLUS ONE PLOWED LAND
                                                      #2291-502 SAGE
                                              FRAME: BLACK
                             Tag For:         BUILDING 4, 1ST FLOOR, MULTIPURPOSE ROOM
                                              400D

0005    22      G93A40                        CALLIOPE SWIVEL TILT CHAIR
                HARTER a Division of          MID BACK, OPEN ARMS

                                              COM: DESIGNTEX DELPHOS SILVER BIRCH
                                                   # 2438-101
                                              FRAME: BLACK

                    [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]                                  A c k n o w l e d g e m e n t  PAGE: 2




                                                        SHIP TO:


REBECCA SCAVONE                                         REBECCA SCAVONE
SYNOPSYS                                                SYNOPSYS
700 E MIDDLEFIELD ROAD                                  1030 MAUDE AVENUE
                                                        BUILDING 4, 1ST FLOOR
MOUNTAIN VIEW, CA 94043-4033                            SUNNYVALE, CA 94086

650 584-1457                                            650 584-1457
                                                Terms: NET 30 DAYS

----------------------------------------------------------------------------------------------------------------------------
ORDER NO.          DATE             CUSTOMER'S P.O. NO.          CUSTOMER NO.                   SALESPERSON
----------------------------------------------------------------------------------------------------------------------------
0000072398            10/10/00    117399                        0000282776         BRENDA ZIGENIS
----------------------------------------------------------------------------------------------------------------------------
LINE    QUANTITY   CATALOG NO./VENDOR          D E S C R I P T I O N                              UNIT SELL        EXTENSION
----------------------------------------------------------------------------------------------------------------------------
LINE:   0005  (continued)
                                    Tag  For:   BUILDING 4, 1ST FLOOR CONFERENCE ROOM
                                                (12)101A, (10)102A

0006     44       24010                         JAZZ SERIES SLED BASE STACKER,
                  FIXTURES MANUFACTURI          ARMLESS, WITHOUT GLIDES
                                                THERMOPLASTIC
                                                COLOR: Y28 NAVY
                                    Tag  For:   BUILDING 4, 1ST FLOOR LUNCH ROOM, 307B

0007      6       SW-LT242416                   24"X24"X16" COFFEE LEG TABLE,
                  CREATIVE WOOD PRODUC          SQUARE LEGS, APRON, GLASS INSET
                                                NATURAL MAPLE
                                                .
                                                GLASS INSET ON 4 TABLES ONLY
                                    Tag  For:   BUILDING 4, 1ST FLOOR
                                                (3) 103A, (1) 104A, LOBBY
                                                (1) 137A, (1) 248C, CONFERENCE ROOM

OO08      2       MD-60-C                       60"DIAMETER X 29" HIGH CONFERENCE TABLE
                  CREATIVE WOOD PRODUC          ON A FULL CYLINDER BASE
                                                NATURAL MAPLE, GROMMET IN CENTER OF
                                                TABLE, EDGE DETAIL: 1 1/2 X 1 l/2
                                    Tag  For:   BUILDING 4, 1ST FLOOR CONFERENCE ROOM
                                                137A, 248C

0010      3       BOW-48144-H                   48" X 144" X 29" HIGH BOW END
                  CREATIVE WOOD PRODUC          CONFERENCE TABLE ON TWO HALF
                                                CYLINDER BASES, PANEL BASE CENTER
                                                NATURAL MAPLE, GROMMET IN CENTER OF
                                                TABLE, EDGE DETAIL: 1 l/2 X 1 l/2
                                    Tag  For:   BUILDING 4, 1ST FLOOR CONFERENCE ROOM
                                                401D, 402D

          1       BOW60192-H                    60" X 192" X 29" HIGH BOW END
                  CREATIVE WOOD PRODUC          CONFERENCE TABLE ON TWO HALF
                                                CYLINDER BASES, PANEL BASE CENTER

                [LETTERHEAD OF CONTRACT OFFICE GROUP]


[LOGO]

                                    A c k n o w 1 e d g e m e n t        PAGE: 3



                                                        SHIP TO:

   REBECCA SCAVONE                                      REBECCA SCAVONE
   SYNOPSYS                                             SYNOPSYS
   700 E MIDDLEFIELD ROAD                               1030 MAUDE AVENUE
                                                        BUILDING 4, 1ST FLOOR
   MOUNTAIN VIEW, CA 94043-4033                         SUNNYVALE, CA 94086

   650 584-1457                                         650 584-1457
                                                Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
  ORDER NO.            DATE         CUSTOMER'S P.O. NO.        CUSTOMER NO.                SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------
  0000072398        10/10/00      117399                     0000282776            BRENDA ZIGENIS
====================================================================================================================================
LINE   QUANTITY      CATALOG NO./ VENDOR            D E S C R I P T I O N                            UNIT SELL         EXTENSION
====================================================================================================================================
Line:     0011 (Continued)
                                             NATURAL MAPLE, GROMMET IN CENTER OF
                                             TABLE, EDGE DETAIL: 1 l/2 X 1 l/2
                                Tag For:     BUILDING 4, 1ST FLOOR CONFERENCE ROOM
                                             10lA

 0012      4       SCB2172                   21" X 72" X 29" HIGH CREDENZA SHELL
                   CREATIVE WOOD PRODUCT     NATURAL MAPLE, EDGE DETAIL:  1 1/2 x
                                               1 l/2, W/GLASS TOPS
                                Tag For:     BUILDING 4, 1ST FLOOR CONFERENCE ROOM
                                             401D, 402D, 101A, 102A

 0013      1       SW-IT363616               36" X 36" X 16" HIGH COFFEE LEG TABLE
                   CREATIVE WOOD PRODUCT     SQUARE LEGS, APRON, GLASS INSET
                                             NATURAL MAPLE
                                             EDGE DETAIL: 1 l/2" X 1 l/2"
                                Tag For:     BUILDING 4, 1ST FLOOR, MAIN LOBBY 103A

 0014      1       H-164-1s                  ENCOUNTER CHAIR SLEEPER, UPHOLSTERED ARM
                   BRAYTON INTERNATIONAL     OVERALL DIMENSIONS: 32.5"WIDE X 34.5"D
                                             31"H
                                             DURATION GRADE 6/COLOR:   DU100 BLACK
                                Tag For:     BUILDING 4, 1ST FLOOR, BREAK ROOM
                                             412D

 0015    204       3210/63                   ECK ADAMS SIDE CHAIR
                   ECK ADAMS                 FABRIC: COM HAWORTH TELLURE NICKEL 3A-06
                                             FRAME FINISH: BLACK
                                Tag For:     BUILDING 4, 1ST FLOOR, CUBES & OFFICES

 0017     11       SQTB-42-DB                42" X 42" X 29" , HIGH LAMINATE LUNCH
                   ACTION LAMINATES, IN      ROOM TABLES, SELF EDGE OR VINYL ON
                                             CHROME X BASES
                                             LAMINATE: WILSONART 4696-60 SLIPSTREAM
                                             CAMPO
                                             BUMPER EDGE: CHARTER IND. BLUE
                                Tag For:     BUILDING 4, 1ST FLOOR, LUNCHROOM, 307B


------------------------------------------------------------------------------------------------------------------------------------

                  [LETTERHEAD OF CONTRACT OFFICE GROUP]
[LOGO]
                                    A c k n o w 1 e d g e m e n t        PAGE: 4


                                                        SHIP TO:

   REBECCA SCAVONE                                      REBECCA SCAVONE
   SYNOPSYS                                             SYNOPSYS
   700 E MIDDLEFIELD ROAD                               1030 MAUDE AVENUE
                                                        BUILDING 4, 1ST FLOOR
   MOUNTAIN VIEW, CA 94043-4033                         SUNNYVALE, CA 94086

   650 584-1457                                         650 584-1457
                                                Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
  ORDER NO.            DATE         CUSTOMER'S P.O. NO.        CUSTOMER NO.                SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------
  0000072398        10/10/00      117399                     0000282776            BRENDA ZIGENIS
====================================================================================================================================
LINE   QUANTITY      CATALOG NO./VENDOR             D E S C R I P T I O N                            UNIT SELL         EXTENSION
====================================================================================================================================
 0020       6     20/710                      HERBIE LOUNGE CHAIR
                  CARTWRIGHT                  FABRIC: COM LIZ JORDAN HILL - ARCHITEX
                                              SERLLING, COLOR: SPACE 54" REPEAT
                                              LEG FINISH: NATURAL MAPLE ON MAPLE #22
                                Tag For:      BUILDING 4, 1ST FLOOR, 103A

 0021      27     YARDS                       LIZ JORDAN HILL - ARCHITEX
                  ARCHITEX INTERNATIONAL      SERLLING, COLOR: SPACE, 54" REPEAT

                                              FOR HERBIE LOUNGE CHAIR, 20/710
                                Tag For:      CARTWRIGHT
                                              JACK CARTWRIGHT, INC.
                                              2014 CHESTNUT ST. EXT.
                                              HIGHPOINT, NC 27261
                                              Tag for Order: 0000072398

 0022       7     CUSTOM SYNOPSYS 2           LOBBY CHAIRS, W/MAPLE LEGS
                  MIZZICO FURNITURE,   I      FABRIC: DESIGNTEX ONE PLUS ONE
                                              PLOWED LAND, 2291-502 SAGE
                                              LEG FINISH: NATURAL MAPLE
                                Tag For:      BUILDING 4, 1ST FLOOR, OFF OF MAIN LOBBY
                                              (3) 103A, (3) 104A,

 0023      21     YARDS                       ONE PLUS ONE E, PLOWED LAND
                  DESIGNTEX INC.              2291-502 SAGE
                                Tag For:      MIZZICO
                                              21018 CORSAIR BLVD
                                              HAYWARD, CA 94545
                                              Tag for Order: 0000072398

 0025      17     REWT-2460-DB                24" X 60" X 29"H LAMINATE TABLES
                  ACTION LAMINATES, IN        WITH DURA SERIES T BASES
                                              LAMINATE: WILSONART 7909-60 FUSION MAPLE
                                              BLACK T-MOLDING & BLACK BASES
                                Tag For:      BUILDING 4, 1ST FLOOR MULTIPURPOSE ROOM
                                              400D


------------------------------------------------------------------------------------------------------------------------------------

          [LOGO]  [LETTERHEAD OF CONTRACT OFFICE GROUP]
                                                                        A c k n o w l e d g e m e n t                        PAGE: 5


                                                                                     SHIP TO:

     REBECCA SCAVONE                                                                 REBECCA SCAVONE
     SYNOPSYS                                                                        SYNOPSYS
     700 E MIDDLEFIELD ROAD                                                          1030 MAUDE AVENUE
                                                                                     BUILDING 4, 1ST FLOOR
     MOUNTAIN VIEW, CA 94043-4033                                                    SUNNYVALE, CA 94086


     650 584-1457                                                                    650 584-1457
                                                                             Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------------------------------------------
   ORDER NO.          DATE         CUSTOMER'S P.O. NO.      CUSTOMER NO.                     SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------

   0000072398      10/10/00     117399                     0000282776             BRENDA ZIGENIS

====================================================================================================================================
LINE   QUANTITY      CATALOG NO./VENDOR               D E S C R I P T I O N                          UNIT SELL           EXTENSION
====================================================================================================================================
 0026     157     PRISM28CMSP                     CORNER KEYBOARD PLATFORM WITH
                  ADVANTAGE OFFICE SYS            S100 ADJUSTABLE ARM, BLACK
                                   Tag For:       BUILDING 4, 1ST FLOOR, OFFICES & CUBES

 0027     701     YARDS                           DESIGNTEX.FABRIC FOR FLIPPER DOORS
                  DESIGNTEX INC.                  HOSPITALITY
                                                  ROOM SERVICE, COLOR: 2959-904 MONTEVERDE
                                   Tag For;       COM FOR FLIPPER DOORS

 0029       1     DELIVERY ONLY                   NORTHWOOD TO DELIVER ONLY CONFERENCE
                  N0RTHWOOD                       ROOM FURNITURE - 1ST FLOOR

 0030       1     ACTUAL FREIGHT                  ACTUAL FREIGHT CHARGES FOR
                  BRAYTON INTERNATIONAL           BRAYTON INTERNATIONAL ENCOUNTER CHAIR
                                                  SLEEPER BLDG. 4, 1ST FLOOR

 0034      45     YARDS                           ONE PLUS ONE - PLOWED LAND
                  DESIGNTEX INC.                  2291-502 SAGE
                                   Tag For:       SIDEMARK FOR PO#'S 72398 & 72436

 0035      95     YARDS                           DELPHOS - SILVER BIRCH
                  DESIGNTEX INC.                  2438-101
                                   Tag For:       SIDEMARK FOR 72436 & 72398

 0036     105     YARDS                           ONE PLUS ONE - MISS YOO
                  DESIGNTEX INC.                  2278-801 SILVER LAKE
                                   Tag For:       SIDEMARK FOR PO # 'S 72436 & 72398

 0037     200     BACKING                         DESIGNTEX ACRYLIC BACKING FOR THE
                  DESIGNTEX INC.                  FOLLOWING FABRICS:
                                                  95 YARDS OF DELPHOS SILVER BIRCH
                                                  105 YARDS OF MISS YOO SILVER LAKE
                                                  @ $2.75 NET PRICING PER YARD

 0038       2     FABRIC                          LIZ JORDAN HILL - ARCHITEX
                  ARCHITEX INTERNATIONAL          SERLING COLOR : SPACE, 54"


------------------------------------------------------------------------------------------------------------------------------------

          [LOGO]  [LETTERHEAD OF CONTRACT OFFICE GROUP]
                                                                        A c k n o w l e d g e m e n t                        PAGE: 6

                                                                                     SHIP TO:
     REBECCA SCAVONE                                                                 REBECCA SCAVONE
     SYNOPSYS                                                                        SYNOPSYS
     700 E MIDDLEFIELD ROAD                                                          1030 MAUDE AVENUE
                                                                                     BUILDING 4, 1ST FLOOR
     MOUNTAIN VIEW, CA 94043-4033                                                    SUNNYVALE, CA 94086


     650 584-1457                                                                    650 584-1457
                                                                             Terms: NET 30 DAYS 1  SALESPERSON

------------------------------------------------------------------------------------------------------------------------------------
   ORDER NO.          DATE         CUSTOMER'S P.O. NO.      CUSTOMER NO.                     SALESPERSON
------------------------------------------------------------------------------------------------------------------------------------

   0000072398      10/10/00     117399                     0000282776             BRENDA ZIGENIS

====================================================================================================================================
LINE   QUANTITY      CATALOG NO./VENDOR               D E S C R I P T I O N                          UNIT SELL           EXTENSION
====================================================================================================================================
Line      0038 (continued)

                                                  FOR HERBIE LOUNGE CHAIR, 20/710
                                   Tag For:       CARTWRIGHT
                                                  JACK CATWRIGH, INC.
                                                  2014 CHESTNUT STREET
                                                  HIGHPOINT, NC 27261
                                                  Tag for Order: 0000072398







                                                                 ***END OF ORDER***




------------------------------------------------------------------------------------------------------------------------------------

[LOGO]

Contract Office Group                   A c k n o w l e d g e m e n t    PAGE: 1
931 Cadillac Court
Milpitas, CA 95035
Tel 408-262-6400
Fax 408-262-1193

                                             SHIP TO:

REBECCA SCAVONE                              REBECCA SCAVONE
SYNOPSYS                                     SYNOPSYS
700 EAST MIDDLEFIELD RD                      1030 MAUDE AVENUE
                                             BLDG. 4, 2ND FLOOR
MOUNTAIN VIEW, CA 94043-4033                 SUNNYVALE, CA 94086-4033

650 584-1457                                 650 584-1457
                                   Terms: NET 30 DAYS

--------------------------------------------------------------------------------------------------------------
  ORDER NO.     DATE        CUSTOMER'S P.O. NO.       CUSTOMER NO.           SALESPERSON
--------------------------------------------------------------------------------------------------------------
 0000072436   10/10/00   117399                      0000282776   BRENDA ZIGENIS
--------------------------------------------------------------------------------------------------------------
LINE    QUANTITY     CATALOG NO./VENDOR              DESCRIPTION                        UNIT SELL   EXTENSION
--------------------------------------------------------------------------------------------------------------
                                      -----------Special Instructions-------------
                                      NON-HAWORTH, SV-4  2ND FLOOR

0001      324         3210/63                 ECK ADAMS SIDE CHAIRS
                      ECK ADAMS               FABRIC: COM HAWORTH TELLURE NICKEL 3A-06
                                              FRAME: BLACK
                                 Tag For:     BUILDING 4, 2ND FLOOR, CUBES & OFFICES

0002       69         KS-6030-M               30 X 60 KIDNEY TABLE ON CASTERS
                      ACTION LAMINATES, IN    28" HIGH, VBE GRAY
                                              LAMINATE: HAWORTH GRAPHITE
                                 Tag For:     BUILDING 4, 2ND FLOOR, OFFICES

0003       69         SK-10158-J              42" X 42" x 30"
                      ACTION LAMINATES, IN    CORNER CRANK ADJUSTABLE WORKSURFACE
                                              (23" - 35" H), SINGLE LEVEL
                                              LAMINATE: HAWORTH GRAPHITE
                                              VINYL T-MOLDING, GRAPHITE
                                 Tag For:     BUILDING 4, 2ND FLOOR, OFFICES

0004        7         SCS2172                 CREDENZA SHELL, 21" X 72" X 29" HIGH
                      CREATIVE WOOD PRODUC    NATURAL MAPLE LEGS, W/GLASS TOPS
                                              EDGE DETAIL: 1 1/2" X 1 1/2"
                                 Tag For:     BUILDING 4, 2ND FLOOR
                                              402H, 403E, 404E, lOlE, 101E, 106E, 107E

0005        8         CUSTOM  SYNOPSYS 2      LOBBY CHAIRS, W/MAPLE LEGS
                      MIZZICO FURNITURE, I    FABRIC: DESIGNTEX, ONE PLUS ONE
                                              PLOWED LAND, 2291-502 SAGE
                                              LEG FINISH: NATURAL MAPLE
                                 Tag For:     BUILDING 4, 2ND FLOOR, LOBBY 103A, 400H

0006       45         YARDS                   ONE PLUS ONE
                      DESIGNTEX INC.          PLOWED LAND, 2291-502, SAGE
                                 Tag For:     MIZZICO
                                              21018 CORSAIR BLVD
                                              HAYWARD, CA 94545
--------------------------------------------------------------------------------------------------------------

[LOGO]

Contract Office Group               A c k n o w l e d g e m e n t       PAGE: 2
931 Cadillac Court
Milpitas, CA 95035
Tel 408-262-6400
Fax 408-262-1193

                                             SHIP TO:

REBECCA SCAVONE                              REBECCA SCAVONE
SYNOPSYS                                     SYNOPSYS
700 EAST MIDDLEFIELD RD                      1030 MAUDE AVENUE
                                             BLDG. 4, 2ND FLOOR
MOUNTAIN VIEW, CA 94043-4033                 SUNNYVALE, CA 94086-4033

650 584-1457                                 650 584-1457
                                   Terms: NET 30 DAYS

--------------------------------------------------------------------------------------------------------------
  ORDER NO.     DATE        CUSTOMER'S P.O. NO.       CUSTOMER NO.           SALESPERSON
--------------------------------------------------------------------------------------------------------------
 0000072436   10/10/00   117399                      0000282776   BRENDA ZIGENIS
--------------------------------------------------------------------------------------------------------------
LINE    QUANTITY     CATALOG NO./VENDOR              DESCRIPTION                        UNIT SELL   EXTENSION
--------------------------------------------------------------------------------------------------------------
Line: 0006  (continued)                       Tag for Order: 0000072436

0007        6         SW-H242416              24" X 24" X 16" HIGH COFFEE LEG TABLE
                      CREATIVE WOOD PRODUC    SQUARE LEGS, APRON, GLASS INSET
                                              NATURAL MAPLE, W/GLASS TOPS
                                              EDGE DETAIL: 1 1/2" X 1 1/2"

                                              GLASS INSET ON (2) TABLES ONLY
                                 Tag For:     BUILDING 4, 2ND FLOOR, CONFERENCE ROOM
                                              348F, 248G, 102E, 401H
                                              LOBBY AREA 400H, 103E

0009        2         MD-60-C                 60" DIAMETER X 29" HIGH CONFERENCE
                      CREATIVE WOOD PRODUC    TABLE ON A FULL CYLINDER BASE
                                              NATURAL MAPLE, GROMMET CENTER OF TABLE
                                              EDGE DETAIL: 1 1/2" X 1 1/2"
                                 Tag For:     BUILDING 4, 2ND FLOOR, CONFERENCE ROOM
                                              348F, 248G

0010        2         BOW48120-H              48" X 120" X 29" HIGH BOW END CONFERENCE
                      CREATIVE WOOD PRODUC    TABLE ON TWO HALF CYLINDER BASES,
                                              NATURAL MAPLE, GROMMET IN CENTER OF
                                              TABLE, EDGE DETAIL: 1 1/2" X 1 1/2"
                                 Tag For:     BUILDING 4, 2ND FLOOR, CONFERENCE ROOM
                                              102E, 401H

0011        3         BOW60192H               60" X 192" X 29" HIGH BOW END
                      CREATIVE WOOD PRODUC    CONFERENCE TABLE ON TWO HALF
                                              CYLINDER BASES, PANEL BASE CENTER
                                              NATURAL MAPLE; GROMMET IN CENTER OF
                                              TABLE, EDGE DETAIL: 1 1/2" X 1 1/2"
                                 Tag For:     BUILDING 4, 2ND FLOOR, CONFERENCE ROOM
                                              402H, 101E, 104E

0012       52         G93A40                  CALLIOPE SWIVEL TILT CHAIR,
                      HARTER a Division of    MID BACK, OPEN ARMS,

--------------------------------------------------------------------------------------------------------------

                    [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]                                   A c k n o w l e d g e m e n t   PAGE: 3



                                                     SHIP TO:

REBECCA SCAVONE                                      REBECCA SCAVONE
SYNOPSYS                                             SYNOPSYS
700 EAST MIDDLEFIELD RD                              1030 MAUDE AVENUE
                                                     BLDG. 4, 2ND FLOOR
MOUNTAIN VIEW, CA 94043-4033                         SUNNYVALE, CA 94086-4033

650 584-1457                                         650 584-1457
                                             Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------
ORDER NO.     DATE         CUSTOMER'S P.O. NO.   CUSTOMER NO.     SALESPERSON
------------------------------------------------------------------------------------------------

0000072436   10/10/00   117399                   0000282776    BRENDA ZIGENIS

------------------------------------------------------------------------------------------------
Line   Quantity   CATALOG NO./ VENDOR       D E S C R I P T I O N      UNIT SELL   EXTENSION
------------------------------------------------------------------------------------------------
Line:    0012 (continued)
                                         COM: ONE PLUS ONE MISS YOO SILVER LAKE
                                              # 2278-801
                             Tag For:    BUILDING 4, 2ND FLOOR, CONFERENCE ROOM
                                         (10)403E, (10)404E, (10)106E, (10)107E
                                         (6)348F, (6)248G

0013        52     G93A40                CALLIOPE SWIVEL TILT CHAIR
                   HARTER a Division of MID BACK, OPEN ARMS

                                         COM : DESIGNTEX DELPHOS
                                               # 2438-101 SILVER BIRCH
                             Tag For:    BUILDING 4, 2ND FLOOR, CONFERENCE ROOM
                                         (12)402H, (12)101E, (8)401H, (8)02E
                                         (12)104E

0014         1     H-1641S               ENCOUNTER CHAIR SLEEPER, UPHOLSTERED
                   BRAYTON INTERNATION   ARM, OVERALL DIMENSIONS: 32.5"W X 34.5"D
                                         x 31"H
                                         DURATION GRADE 6/COLOR: DUl00 BLACK
                             Tag For:    BUILDING 4, 2ND FLOOR, BREAKROOM, 412H

0015         4     BOW48144-H            48" X 144" X 29" HIGH BOW END
                   CREATIVE WOOD PRODUC  CONFERENCE TABLE ON TWO HALF
                                         CYLINDER BASES, PANEL BASE CENTER
                                         NATURAL MAPLE, GROMMET IN CENTER OF
                                         TABLE, EDGE DETAIL:
                             Tag For:    BUILDING 4, 2ND FLOOR
                                         106E, 107E, 403E, 404E

0017       255     PRISM28CMSP           CORNER KEYBOARD PLATFORM WITH
                   ADVANTAGE OFFICE SYS  Sl00 ADJUSTABLE ARM, BLACK
                             Tag For:    BUILDING 4, 2ND FLOOR, CUBES, OFFICES

             1                           FREIGHT CHARGES FOR ENCOUNTER CHAIR
0019               BRAYTON INTERNATIONA  SLEEPER
                             Tag For:    BUILDING 4, 2ND FLOOR, BREAKROOM
------------------------------------------------------------------------------------------------

          [LETTERHEAD OF CONTRACT OFFICE GROUP]

[LOGO]                                  A c k n o w l e d g e m e n t   PAGE: 4



                                                    SHIP TO:

REBECCA SCAVONE                                     REBECCA SCAVONE
SYNOPSYS                                            SYNOPSYS
700 EAST MIDDLEFIELD RD                             1030 MAUDE AVENUE
                                                    BLDG. 4, 2ND FLOOR
MOUNTAIN VIEW, CA 94043-4033                        SUNNWALE, CA 94086-4033

650 584-1457                                        650 584-1457
                                            Terms: NET 30 DAYS

------------------------------------------------------------------------------------------------
ORDER NO.       DATE         CUSTOMER'S P.O. NO.   CUSTOMER NO.    SALESPERSON
------------------------------------------------------------------------------------------------

0000072436    l0/l0/00l   117399                    0000282776 I  BRENDA ZIGENIS

------------------------------------------------------------------------------------------------
LINE   QUANTITY    CATALOG NO./VENDOR      D E S C R I P T I O N        UNIT SELL    EXTENSION
------------------------------------------------------------------------------------------------

0021       1     DELIVERY ONLY           NORTHWOOD TO DELIVER ONLY CONFERENCE
                 CREATIVE WOOD PRODUC    ROOM FURNITURE - 2ND FLOOR

0024      11     GLASS                   l/4" THICK RECTANGULAR GLASS TOP TO
                 CREATIVE WOOD PRODUC    SIT ON TOP OF CREDENZAS
                             Tag For:    BLDG 4 CONFERENCE ROOMS










                                                   ***END OF ORDER***
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              1.0 Station Wiring
--------------------------------------------------------------------------------


1.0  General

     Unless otherwise specified:

     .  All cubicles have one standard station outlet
     .  All Offices have two standard station outlets
     . All conference rooms have on standard wall outlet and one standard floor mounted outlet

1.01 Standard Station Outlet

     One Category 3 Voice and four Category 5e Data cables will be terminated onto an eight conductor RJ45 modular jack. A Panduit modular Mini-Com jack will be used for all UTP cable terminations. The voice four pair will be split between two jacks, two pair each terminating on pins 3,4,5 and 6. All modular jacks will be mounted in a Panduit Single Gang Faceplate which mounts in the drywall (Flush Mount) or into a Panduit Mini-Com Multi-Media outlet box for use with the Modular furniture. See sketches for details.

                    The jack color code scheme is as follows:
                    ----------------------------------------

                    White Jack  - Category 3 - Voice 1
                    Black Jack  - Category 3 - Voice 2
                    Blue Jack   - Category 5 - Data 1
                    Red Jack    - Category 5 - Data 2
                    Yellow Jack - Category 5 - Data 3
                    Green Jack  - Category 5 - Data 4

          See exhibits # 1 & 2 for jack layout

          Panduit 8 Conductor, Category 3, 568a, Mini-Com Information Outlets, White & Black(Voice)

                             Contractor # CJ88AWH
                             Contractor # CJ88ABL

          Panduit 8 Conductor, Category 5, 568b, Mini-Com Information Outlets, Blue, Red, Yellow, & Green (Data)

                             Contractor # CJ588BBU
                             Contractor # CJ588BRD
                             Contractor # CJ588BYL
                             Contractor # CJ588BGR

          Panduit Single Gang Faceplate Executive Series, White (Office)

                             Contractor # CFPE6WH

Panduit 6 Port Multi-Media Surface Mount Box, White (Cubicle)

                              Contractor # CBX6WH

               Velcro shall be used to fasten Surface Mount Boxes to furniture partitions. Double sided tape will not be acceptable
                           ----------------------------------------


1.02 MDF/IDF Terminations

         The IDF Room side of the Category 5e cables serving data jacks will be terminated on Panduit patch panels (with color coding matching the station end), 568B wired with a Panduit horizontal wire manager installed between each panel. The forty-eight Port CAT 5 patch panels will be mounted in the relay racks within the MDF/IDF rooms. Placement of the patch panels in the racks is shown in exhibit # 9. The contractor will furnish and install the following in order to terminate each Jack location identified on the attached floor plans.

                Panduit 48 port Snap-in Faceplate patch panels

                         Contractor # CPP48WBL

                Panduit horizontal Wire Management Panel

                         Contractor # WMPl

                Panduit 8 Conductor, Category 5, 568b, Mini-Com Information Outlets, Blue, Red, Yellow, & Green (Data)

                         Contractor # CJ588BBU
                         Contractor # CJ588BRD
                         Contractor # CJ588BYL
                         Contractor # CJ588BGR

         The IDF Room side of the Category 3 four pair cables serving voice jacks and Wall Phone Outlets will be terminated on Panduit 110 terminal blocks. All 4 pairs of the Category 3 voice cable will be cross-connected to the feeder cable to the MDF. Voice only outlet cable runs (Wall phone, lobby, etc.) will be terminated in a separate column of 110 blocks from the station voice cable. The contractor will furnish and install the following in order to terminate the jack locations identified on the attached floor plans.

                Panduit 900 Pr. Pan-Punch Tower system with 4pr. Designations

                         Contractor # P110KT9004

                     Panduit 110 Vertical Cable Management

                         Contractor # P110VCM



       The contractor will provide an 800 pair copper tie from each IDF to the MDF location.
       Wallfield locations for the MDF and IDF are shown in exhibits # 3, 4 & 5.

1.03 Data Racks
     ----------

     All data racks are specified to be self-supporting, standard equipment mounting, 19" wide and 7' high, aluminum, manufactured by Chatsworth Products, Inc. unless otherwise specified. A Chatsworth double-sided vertical wire manager is to be installed between each rack. The racks for the MDF and IDF locations are to be provided and installed by the contractor as specified by exhibits # 3, 4 and 5.

     Ladder racks will be installed in the MDF/IDF locations as specified by exhibits # 3, 4 and 5. A Rack-to Runway mounting plate shall be used over all racks. Racks shown as connecting to walls will be finished with a "cut-to-size" piece as necessary. Any exposed end of the runway is to be finished off with a "End Closing Kit". All right angle corners are to be completed with a "Junction Splice" connecting runway to runway, creating a "T" junction.

1.04 Distribution/Riser Cable
     ------------------------

     All Inter/lntra building copper distribution/riser cable shall meet specifications for the appropriate installation application and environmental conditions.

     Horizontal cable will be installed onto "J" hooks or equivalent in the ceiling. The cable contractor is to furnish and install the "J" hooks or equivalent.

     The contractor will provide sleeves, cable trays and conduits where required, through which bundles of horizontal cabling will be pulled for termination. Contractors are advised that they must coordinate the installation of all station cabling with the construction manager.

                           Typical Data/Voice Outlet


                                    [LOGO]

                                  Exhibit # 1

                           Typical Data/Voice Outlet
                               Surface Mount Box

                                    [LOGO]

                                  Exhibit # 2

                                Building 4 MDF
                                    Layout


                                 [FLOOR PLAN]

                                  Exhibit # 3

                                Building 4 IDF
                             1st Floor - West Wing


                                 [FLOOR PLAN]

                                  Exhibit # 4

                                Building 4 IDF
                             1st Floor - East Wing


                                 [FLOOR PLAN]

                                  Exhibit # 5

                                   EXHIBIT C
                           FORM OF LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NO.______________


                                            Drafts drawn must be marked with our
                                            Reference No.___________________

Date of Issue: :___________________

To:________________________________

   ________________________________

   ________________________________

   ________________________________

Applicant:

___________________________________

___________________________________

___________________________________

Ladies and Gentlemen:

     We hereby issue MAUDE AVENUE LAND CORPORATION, a Delaware corporation, ("Beneficiary") our irrevocable Letter of Credit No._________ for the account of
  -----------
_______________________, a _____________________ corporation, and authorize you to draw hereunder up to the aggregate amount of U.S. $_________________ (__________________________ and ___ /00 U.S. Dollars) by means of your drafts at sight drawn on _____________________ [Bank], __________________ [City],
_________________________ [State].

     Funds under this Letter of Credit are available to the Beneficiary as follows:

Any or all of the sums hereunder may be drawn down at any time and from time to time from and after the date hereof up to the expiry date, as herein described, by ________________________ Beneficiary when accompanied by this original Letter of Credit and:

1. A sight draft (the "Draft") executed and endorsed by an officer of the Beneficiary; and,

2. A written statement purportedly signed by an officer of the Beneficiary certifying that a Default (as defined in the Lease) has occurred and such monies are due and owing to the Beneficiary (the "Drawing Statement").

     Notwithstanding such statement, Issuer shall honor such draw without inquiry and issuer shall not have the authority, ability, right or discretion to inquire as to the basis for such statement.

     We hereby agree that drawings under this Letter of Credit will be duly honored upon presentation and delivery of documents specified above at the counters of ___________________ [Bank], ______________________ [City],
___________________ [State], as follows: Documents hereinabove referred to in compliance with Letter of Credit terms and conditions, presented before 11:00 a.m. [California] time on a Banking Day on or before the Expiration Date of this Letter of Credit will be paid on the same Banking Day; documents hereinabove referred to in compliance with Letter of Credit terms and conditions, presented after 11:00 a.m. Pacific Standard time on a Banking Day on or before the Expiration Date of this Letter of Credit will be honored on the next succeeding Banking Day. As used herein, the term "Banking Day" shall mean any day other than Saturday, Sunday or a Holiday, on which banks in the State of California are required to be open for the purpose of conducting commercial banking business. The amount of each such drawing must be endorsed on the reverse hereof by the negotiating bank.

     This Letter of Credit shall expire on ______________________ [date], at the counters of ______________________ [Bank], ____________________ [City],
_______________________ [State].

     Notwithstanding the above Expiration Date of this Letter of Credit, it is a condition of this Letter of Credit that the term shall be automatically renewed, without amendment, for successive, additional one (1) year periods unless, at least thirty (30) days prior to any such date of expiration, we notify the Beneficiary in writing by overnight courier service to the Beneficiary's address set forth above (or at such other address as instructed by the Beneficiary), that this Letter of Credit will not be renewed for such additional one year period.

     At any time after receipt by you of our non-renewal notice, you may draw the available amount of the Letter of Credit by presenting your sight draft drawn on us accompanied by your signed statement certifying that a non-renewal notice was received and that this Letter of Credit has not been replaced with an acceptable replacement Letter of Credit.

     This Letter of Credit is transferable in its entirety by the Beneficiary without payment of any fee or charge. Transfer requests, if any, are restricted to the counters of the advising Bank, herein designated the Transferring Bank. Any transfer request in a form acceptable to the Transferring Bank must be accompanied by the original credit, and the transfer must be duly noted on the reverse of the original credit by the Transferring Bank. Notice of any transfer, including the name and country of the transferee must be sent to us by the Transferring Bank at the time of transfer. The transferee must not be subject to the applicable provisions of the U.S. Foreign Asset Control Regulations.

     We hereby engage with you and any transferee that each draft drawn under and in compliance with the terms of this Letter of Credit will by duly honored on delivery of the documents as specified if presented at this office on or before the expiration date of this credit or any automatically extended date. The obligation of issuer under this Letter of Credit shall be the individual obligation of Issuer and is in no way contingent upon reimbursement with respect thereto and not dependent on the ability of Issuer to perfect a lien, security interest, or any other reimbursement.

     Except as otherwise expressly stated herein, this Letter of Credit is governed by the Uniform Customs and Practice for Documentary credits (1993 Revision), International Chamber of Commerce - Publication 500.

     Please address all correspondence relating to this Letter of Credit to the attention of ____________________ [our Trade Services Group, Standby Letter of Credit Unit], mentioning our reference number as it appears above.

                                     Very truly yours,


                                     __________________________________
                                     Preparer/Authorized Signer


                                     __________________________________
                                     Authorized Signer

                                   EXHIBIT D
                             RULES AND REGULATIONS

1. No sidewalks, entrance, passages, courts, elevators, vestibules, stairways, corridors or halls shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises. Tenant shall further, at Tenant's own expense, keep the sidewalks and curb directly in front of the Premises clean and free from rubbish.

2. No awning or other projection shall be attached to the outside walls or windows of the Building without the prior written consent of Landlord. All lighting fixtures hung in offices or spaces along the perimeter of the Premises must be of a quality, type, design, bulb color, size and general appearance approved by Landlord.

3.   Intentionally omitted.

4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant to the extent that Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees shall have caused the same.

5. Tenant shall not mark, paint, drill into or in any way deface any part of the Premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

6. No animal or bird of any kind shall be brought into or kept in or about the Premises or the Building, except seeing-eye dogs and/ or other assisted care animals.

7. Prior to leaving the Premises for the day, Tenant shall draw or lower window coverings and extinguish all lights.

8. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb occupants of neighboring buildings or premises, or those having business with them. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

9. Neither Tenant nor any of Tenant's agents, servants, employees, contractors, visitors or licensees shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical or substance.

10. No additional locks, bolts or mail slots of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any change be made in existing locks or the mechanism thereof. Tenant must, upon the termination of the tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

11. The moving of safes, freight, furniture, fixtures, bulky matter or heavy equipment of any kind must be made upon previous notice to the Building Manager and in a manner and at times prescribed by him, and the persons employed by Tenant for such work are subject to Landlord's prior approval. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

12. Landlord shall have the right to prohibit any advertising or business conducted by Tenant referring to the Building which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a first class building for offices and/or commercial services and upon notice from Landlord, Tenant shall refrain from or discontinue such advertising.

13. Tenant's contractors shall, while in the Premises or elsewhere in the Building, be subject to and under the control and direction of the Building Manager.

14. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

15. The requirements of Tenant will be attended to only upon application at the office of the Building. Building personnel shall not perform any work or do anything outside of their regular duties unless under special instructions from the office of the Landlord.

16. Canvassing, soliciting and peddling in the Building or at the Property are prohibited and Tenant shall cooperate to prevent the same.

17. No air conditioning unit or system or other apparatus shall be installed or used by Tenant without the written consent of Landlord.

18. There shall not be used in any premises, or in the public halls, plaza areas, lobbies, or elsewhere in the Building, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks or dollies, except those equipped with rubber tires and sideguards.

19. Tenant, Tenant's agents, servants, employees, contractors, licensees, or visitors shall not park any vehicles in any driveways, service entrances, or areas posted "No Parking" and shall comply with any other parking restrictions imposed by Landlord from time to time. Tenant shall not store any vehicle within the parking area. Tenant shall notify Landlord of the presence of any abandoned cars.

20. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate visibly marked fire extinguisher next to any duplicating or photocopying machine or similar heat producing equipment, which may or may not contain combustible material, in the Premises.

21. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, nor shall Tenant use any picture of the Building in its advertising or in any other manner without the prior written permission of Landlord. Landlord expressly reserves the right at any time to change said name without liability to Tenant.

22. Tenant shall not install or permit the installation or use of any vending machine or, to the extent requested by Landlord in writing with respect to any particular company or person, permit the delivery of any food or beverage to the Premises by such company or person.

23. The Premises shall not be used as an employment agency, a public stenographer or typist, a labor union office, a physician's or dentist's office, a dance or music studio, a school, a beauty salon, or barber shop, the business of photographic, multilith or multigraph reproductions or offset printing (not precluding using any part of the Premises for photographic, multilith or multigraph reproductions solely in connection with Tenant's own business and/or activities), a restaurant or bar, an establishment for the sale of confectionery, soda, beverages, sandwiches, ice cream or baked goods, an establishment for preparing, dispensing or consumption of food or beverages of any kind in any manner whatsoever, or news or cigar stand, or a radio, television or recording studio, theatre or exhibition-hall, or manufacturing, or the storage or sale of merchandise, goods, services or property of any kind at wholesale, retail or auction, or for lodging, sleeping or for any immoral purposes. Notwithstanding the foregoing, Tenant shall have the right to use and operate the cafe provided by Landlord.

24. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's reasonable judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not install any machine or equipment which causes noise, heat, cold or vibration to be transmitted to the structure of the building in which the Premises are located without Landlord's prior written consent, which consent may not be unreasonably withheld but may be conditioned on such terms as Landlord may reasonably require. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot that such floor was designed to carry and which is allowed by Law.

25. Smoking is prohibited in the Premises, the Building and all enclosed Common Areas of the Building, including all lobbies, all hallways, all elevators and all lavatories.

                                    RIDER 1
                         COMMENCEMENT DATE AGREEMENT

____________________________,a ________________________ ("Landlord"), and
_________________________, a __________________________ ("Tenant"), have entered into a certain Lease dated as of ______________________________,2000.

WHEREAS, Landlord and Tenant wish to confirm and memorialize the Commencement Date and Expiration Date of the Lease as provided for in Article 2 of the Lease;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and in the Lease, Landlord and Tenant agree as follows:

     1. Unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Lease.

     2.   The Commencement Date (as defined in the Lease) of the Lease is _____.

     3.   The Termination Date (as defined in the Lease) of the Lease is ______.

     4.   Tenant hereby confirms the following:

          (a) That it has accepted possession of the Premises pursuant to the terms of the Lease:

          (b)  That the Landlord Work is Substantially Complete; and

          (c)  That the Lease is in full force and effect.

     5. Except as expressly modified hereby, all terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect and binding on the parties hereto.

     6. The Lease and this Commencement Date Agreement contain all of the terms, covenants, conditions and agreements between the Landlord and the Tenant relating to the subject matter herein. No prior other agreements or understandings pertaining to such matters are valid or of any force and effect.

TENANT:                                 LANDLORD:

___________________________________,    __________________________________,

a _________________________________     a ________________________________

By:_______________________________      By:_________________________________

Print Name:_______________________      Print Name:_________________________

Its:______________________________      Its:________________________________


By:_______________________________

Print Name:_______________________

Its:______________________________

                                      40